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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2011 through February 29, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                     Pioneer Disciplined
                     Growth Fund
--------------------------------------------------------------------------------
                     Semiannual Report | February 29, 2012
--------------------------------------------------------------------------------

                     Ticker Symbols:
                     Class A SRSGX
                     Class C PRGCX
                     Class Y PRGYX


                     [LOGO]PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              7
Prices and Distributions                                                       8
Performance Update                                                             9
Comparing Ongoing Fund Expenses                                               12
Schedule of Investments                                                       14
Financial Statements                                                          19
Notes to Financial Statements                                                 26
Approval of Investment Advisory Agreement                                     32
Trustees, Officers and Service Providers                                      36

             Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities

2     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     3

Portfolio Management Discussion | 2/29/12

In the following interview, Paul Cloonan discusses the investment environment for growth stocks and the performance of Pioneer Disciplined Growth Fund in that environment during the six months ended February 29, 2012. Mr. Cloonan, Co-Head of Equity Research at Pioneer; Ashesh Savla, senior quantitative analyst at Pioneer; and Carol Lintz, fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q Growth stocks, as measured by the Russell 1000 Growth Index, performed very well during the six-month period ended February 29, 2012. What would you say were the main reasons for the strong performance of the asset class during the six-month period?

A Defensive names and groups had been favored over more cyclical, growth-oriented investments earlier in 2011, but that pattern was reversed later in the year and into early 2012.

      As the six-month period progressed, U.S. employment numbers, business profits and confidence all showed strength. While the European debt crisis remained far from resolved, interest rate cuts and liquidity injections from the European Central Bank (ECB) eased immediate pressures on the markets.

      Within the Russell 1000 Growth Index, the Fund's benchmark, the more economically sensitive information technology, industrials and consumer discretionary sectors led the way during the six-month period, while materials, consumer staples and telecom services lagged.

Q     How did the Fund perform during the six months ended February 29, 2012?

A Pioneer Disciplined Growth Fund's Class A shares returned 14.40% at net asset value during the six months ended February 29, 2012, while the Fund's benchmark, the Russell 1000 Growth Index, returned 13.76%. During the same six-month period, the average return of the 777 mutual funds in Lipper's Large Cap Growth Funds category was 12.40%.

Q The Fund outperformed the Russell 1000 Growth Index (the Russell Index) during the six months ended February 29, 2012. What were the main drivers of the Fund's outperformance of the benchmark during the period?

A The Fund's benchmark-relative results benefited mainly from good stock selection in the consumer services and food, beverage and tobacco industry groups during the six-month period. The Fund also benefited from having an overweight position in biotechnology stocks, with good stock selection within the group also aiding performance.

4     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

Q What individual security selections contributed to the Fund's outperformance of the Russell Index during the six months ended February 29, 2012?

A The Fund's holdings in Starbucks and Chipotle Mexican Grill were strong performers within the consumer services group during the six-month period. Starbucks continued to experience success in its U.S. store base, as evidenced by strong same-store sales. In addition, management's packaged goods strategy, which includes single serving K-cups, may further enhance Starbucks' long-term growth prospects. Chipotle Mexican Grill is one of the fastest growing restaurant chains in the U.S. Chipotle appeals to customers seeking high-quality food with quick service in a casual environment. Philip Morris International also was a top contributor among the Fund's food, beverage and tobacco holdings, as the company continued to exceed investor expectations with respect to sales and profit growth, especially in emerging markets. Alexion Pharmaceuticals was the top contributor to the Fund's performance within the biotechnology group. Sales of Alexion's Soliris drug have exceeded the market's expectations and the addressable market for the drug appears larger than originally anticipated.

Q What individual security selections or sector allocations were disappointments for the Fund during the six months ended February 29, 2012?

A Stock selection in the capital goods and retailing groups detracted from the Fund's performance during the six-month period. In capital goods, the Fund's position in Ingersoll-Rand was a detractor as the company's air conditioning systems business experienced sluggish demand in the commercial and residential markets. In retailing, Amazon.com continued to post impressive growth metrics in terms of revenue and product category expansion. However, Amazon has continued to invest heavily to build up its long-term competitive advantages, and that activity has put pressure on the company's near-term profit margins. We will continue to assess the progress of those initiatives and their potential impact on Amazon's valuation.

Q     What is your outlook?

A We remain optimistic about the prospects for U.S. equities, although macroeconomic issues, such as the ongoing U.S. fiscal/budgetary debate, the sovereign-debt crisis in Europe, and slowing growth in China, may remain headwinds for the equity market in the near term. We believe that our optimism about the longer-term outlook for equities is supported by attractive equity valuations relative to other asset classes, and our assumption that the U.S. economy will continue to grow. In addition, corporate balance sheets and cash flows have remained strong, which may lead to increased merger and acquisition activity, share repurchases and dividend increases.

Please refer to the Schedule of Investments on pages 14-18 for a full listing of Fund securities.

             Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     5

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

6     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

Portfolio Summary | 2/29/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         94.9%
Depositary Receipts                                                         3.6%
Exchange Traded Fund                                                        1.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     29.3%
Consumer Discretionary                                                     14.0%
Industrials                                                                13.3%
Energy                                                                     12.3%
Consumer Staples                                                           11.6%
Health Care                                                                 9.4%
Materials                                                                   6.0%
Financials                                                                  4.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            7.21%
 2. Microsoft Corp.                                                        5.35
 3. Exxon Mobil Corp.                                                      4.52
 4. Philip Morris International, Inc.                                      4.11
 5. Google, Inc.                                                           3.85
 6. Oracle Corp.                                                           3.08
 7. United Technologies Corp.                                              3.05
 8. Starbucks Corp.                                                        2.57
 9. 3M Co.                                                                 2.54
10. Cummings, Inc.                                                         2.50

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

             Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     7

Prices and Distributions | 2/29/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                         2/29/12                    8/31/11
--------------------------------------------------------------------------------
  A                                           $ 10.12                     $ 9.67
--------------------------------------------------------------------------------
  C                                           $  9.89                     $ 9.48
--------------------------------------------------------------------------------
  Y                                           $ 10.18                     $ 9.73
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-2/29/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment          Short-Term           Long-Term
Class                       Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
  A                        $ 0.0319              $ 0.2368             $ 0.5434
--------------------------------------------------------------------------------
  C                        $     --              $ 0.2368             $ 0.5434
--------------------------------------------------------------------------------
  Y                        $ 0.0575              $ 0.2368             $ 0.5434
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 9-11.

8     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 29, 2012)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                       5.58%           4.58%
5 Years                                          4.57            3.34
1 Year                                           6.37            0.30
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                 1.52%           1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Disciplined                  Russell 1000
                                   Growth Fund                      Growth Index
12/05                                $ 9,425                          $10,000
2/06                                 $ 9,587                          $10,159
2/07                                 $10,762                          $10,977
2/08                                 $10,981                          $11,022
2/09                                 $ 6,640                          $ 6,609
2/10                                 $10,001                          $10,191
2/11                                 $12,651                          $12,733
2/12                                 $13,458                          $13,703

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     9

Performance Update | 2/29/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 29, 2012)
--------------------------------------------------------------------------------
                                                             If         If
Period                                                       Held       Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/16/08)                                                    6.54%      6.54%
1 Year                                                       5.43       5.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                                             Gross      Net
--------------------------------------------------------------------------------
                                                             2.47%      2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Disciplined                  Russell 1000
                                   Growth Fund                      Growth Index
7/08                                 $10,000                          $10,000
2/09                                 $ 6,356                          $ 6,074
2/10                                 $ 9,490                          $ 9,366
2/11                                 $11,896                          $11,702
2/12                                 $12,541                          $12,594

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2013, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 29, 2012)
--------------------------------------------------------------------------------
                                                              If         If
Period                                                        Held       Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                                    5.38%      5.38%
5 Years                                                       4.45       4.45
1 Year                                                        6.61       6.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                                              Gross      Net
--------------------------------------------------------------------------------
                                                              1.00%      0.90%
--------------------------------------------------------------------------------

Value of $5 Million Investment

                               Pioneer Disciplined                  Russell 1000
                                   Growth Fund                      Growth Index
12/05                               $5,000,000                       $5,000,000
2/06                                $5,086,646                       $5,079,695
2/07                                $5,674,977                       $5,488,732
2/08                                $5,718,356                       $5,510,762
2/09                                $3,445,565                       $3,304,641
2/10                                $5,207,773                       $5,095,421
2/11                                $6,617,593                       $6,366,379
2/12                                $7,055,275                       $6,851,507

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2013, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from September 1, 2011 through February 29, 2012.

--------------------------------------------------------------------------------
Share Class                             A                C                Y
--------------------------------------------------------------------------------
Beginning Account                   $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 9/1/11
--------------------------------------------------------------------------------
Ending Account Value                $ 1,144.00       $ 1,138.80       $ 1,146.10
(after expenses) on 2/29/12
--------------------------------------------------------------------------------
Expenses Paid                       $     6.66       $    11.43       $     4.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2011 through February 29, 2012.

--------------------------------------------------------------------------------
Share Class                             A                C                Y
--------------------------------------------------------------------------------
Beginning Account                   $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 9/1/11
--------------------------------------------------------------------------------
Ending Account Value                $ 1,018.65       $ 1,014.17       $ 1,020.39
(after expenses) on 2/29/12
--------------------------------------------------------------------------------
Expenses Paid                       $     6.27       $    10.77       $     4.52
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     13

Schedule of Investments | 2/29/12 (unaudited)

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          COMMON STOCKS -- 98.1%
          ENERGY -- 12.2%
          Integrated Oil & Gas -- 6.3%
27,200    Exxon Mobil Corp.                                       $ 2,352,800
 9,100    Occidental Petroleum Corp.                                  949,767
                                                                  -----------
                                                                  $ 3,302,567
-----------------------------------------------------------------------------
          Oil & Gas Drilling -- 1.1%
 9,900    Ensco Plc                                               $   577,170
-----------------------------------------------------------------------------
          Oil & Gas Equipment & Services -- 2.3%
14,300    National-Oilwell Varco, Inc.                            $ 1,180,179
-----------------------------------------------------------------------------
          Oil & Gas Exploration & Production -- 2.5%
 6,300    Anadarko Petroleum Corp.                                $   529,956
 7,400    Apache Corp.                                                798,682
                                                                  -----------
                                                                  $ 1,328,638
                                                                  -----------
          Total Energy                                            $ 6,388,554
-----------------------------------------------------------------------------
          MATERIALS -- 6.0%
          Diversified Metals & Mining -- 2.1%
25,500    Freeport-McMoRan Copper & Gold, Inc. (Class B)          $ 1,085,280
-----------------------------------------------------------------------------
          Fertilizers & Agricultural Chemicals -- 1.4%
12,900    The Mosaic Co.*                                         $   744,975
-----------------------------------------------------------------------------
          Specialty Chemicals -- 2.5%
10,600    Celanese Corp.                                          $   504,242
13,500    Ecolab, Inc.                                                810,000
                                                                  -----------
                                                                  $ 1,314,242
                                                                  -----------
          Total Materials                                         $ 3,144,497
-----------------------------------------------------------------------------
          CAPITAL GOODS -- 11.8%
          Aerospace & Defense -- 3.1%
18,919    United Technologies Corp.                               $ 1,586,737
-----------------------------------------------------------------------------
          Construction & Farm Machinery & Heavy Trucks -- 2.5%
10,800    Cummins, Inc.                                           $ 1,302,156
-----------------------------------------------------------------------------
          Industrial Conglomerates -- 2.5%
15,100    3M Co.                                                  $ 1,322,760
-----------------------------------------------------------------------------
          Industrial Machinery -- 3.7%
10,900    Crane Co.                                               $   529,413
14,700    Ingersoll-Rand Plc                                          586,236
11,300    SPX Corp.                                                   826,482
                                                                  -----------
                                                                  $ 1,942,131
                                                                  -----------
          Total Capital Goods                                     $ 6,153,784
-----------------------------------------------------------------------------
          TRANSPORTATION -- 1.5%
          Air Freight & Couriers -- 1.5%
10,100    United Parcel Service, Inc.                             $   776,589
                                                                  -----------
          Total Transportation                                    $   776,589
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          AUTOMOBILES & COMPONENTS -- 1.4%
          Auto Parts & Equipment -- 1.4%
16,200    Lear Corp.                                              $   732,402
                                                                  -----------
          Total Automobiles & Components                          $   732,402
-----------------------------------------------------------------------------
          CONSUMER SERVICES -- 4.5%
          Restaurants -- 4.5%
 2,600    Chipotle Mexican Grill, Inc.*                           $ 1,014,572
27,600    Starbucks Corp.                                           1,340,256
                                                                  -----------
                                                                  $ 2,354,828
                                                                  -----------
          Total Consumer Services                                 $ 2,354,828
-----------------------------------------------------------------------------
          MEDIA -- 4.9%
          Broadcasting -- 1.1%
18,400    CBS Corp. (Class B)                                     $   550,160
-----------------------------------------------------------------------------
          Cable & Satellite -- 2.0%
36,300    Comcast Corp.                                           $ 1,066,494
-----------------------------------------------------------------------------
          Movies & Entertainment -- 1.8%
22,900    The Walt Disney Co.                                     $   961,571
                                                                  -----------
          Total Media                                             $ 2,578,225
-----------------------------------------------------------------------------
          RETAILING -- 3.1%
          Department Stores -- 1.5%
20,000    Macy's, Inc.                                            $   759,400
-----------------------------------------------------------------------------
          Internet Retail -- 1.6%
 4,800    Amazon.Com, Inc.*                                       $   862,512
                                                                  -----------
          Total Retailing                                         $ 1,621,912
-----------------------------------------------------------------------------
          FOOD & DRUG RETAILING -- 3.4%
          Drug Retail -- 1.8%
21,400    CVS/Caremark Corp.                                      $   965,140
-----------------------------------------------------------------------------
          Food Retail -- 1.6%
 9,700    Whole Foods Market, Inc.                                $   783,178
                                                                  -----------
          Total Food & Drug Retailing                             $ 1,748,318
-----------------------------------------------------------------------------
          FOOD, BEVERAGE & TOBACCO -- 8.1%
          Distillers & Vintners -- 1.0%
23,800    Constellation Brands, Inc.*                             $   519,792
-----------------------------------------------------------------------------
          Packaged Foods & Meats -- 2.0%
17,600    Campbell Soup Co.                                       $   586,432
 8,100    Hershey Foods Corp.                                         491,670
                                                                  -----------
                                                                  $ 1,078,102
-----------------------------------------------------------------------------
          Soft Drinks -- 1.0%
 7,100    Fomento Economico Mexicano SA de CV                     $   522,560
-----------------------------------------------------------------------------
          Tobacco -- 4.1%
25,600    Philip Morris International, Inc.                       $ 2,138,112
                                                                  -----------
          Total Food, Beverage & Tobacco                          $ 4,258,566
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     15

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          HEALTH CARE EQUIPMENT & SERVICES -- 5.3%
          Health Care Equipment -- 3.1%
14,300    Baxter International, Inc.                              $   831,259
15,700    Covidien, Ltd.                                              820,325
                                                                  -----------
                                                                  $ 1,651,584
-----------------------------------------------------------------------------
          Managed Health Care -- 2.2%
20,428    United Healthcare Group, Inc.                           $ 1,138,861
                                                                  -----------
          Total Health Care Equipment & Services                  $ 2,790,445
-----------------------------------------------------------------------------
          PHARMACEUTICALS & BIOTECHNOLOGY -- 4.0%
          Biotechnology -- 4.0%
13,272    Alexion Pharmaceuticals, Inc.*                          $ 1,111,265
 7,000    Celgene Corp.*                                              513,275
10,500    Gilead Sciences, Inc.*                                      477,750
                                                                  -----------
                                                                  $ 2,102,290
                                                                  -----------
          Total Pharmaceuticals & Biotechnology                   $ 2,102,290
-----------------------------------------------------------------------------
          DIVERSIFIED FINANCIALS -- 2.7%
          Consumer Finance -- 2.7%
 9,600    Capital One Financial Corp.                             $   485,760
28,500    Discover Financial Services, Inc.                           855,285
                                                                  -----------
                                                                  $ 1,341,045
                                                                  -----------
          Total Diversified Financials                            $ 1,341,045
-----------------------------------------------------------------------------
          SOFTWARE & SERVICES -- 16.6%
          Application Software -- 2.9%
 9,425    Citrix Systems, Inc.*                                   $   704,425
30,700    Nuance Communications, Inc.*                                795,744
                                                                  -----------
                                                                  $ 1,500,169
-----------------------------------------------------------------------------
          Internet Software & Services -- 5.3%
 3,245    Google, Inc.*                                           $ 2,006,221
52,900    Yahoo! Inc.*                                                784,507
                                                                  -----------
                                                                  $ 2,790,728
-----------------------------------------------------------------------------
          Systems Software -- 8.4%
87,821    Microsoft Corp.                                         $ 2,787,439
54,754    Oracle Corp.                                              1,602,650
                                                                  -----------
                                                                  $ 4,390,089
                                                                  -----------
          Total Software & Services                               $ 8,680,986
-----------------------------------------------------------------------------
          TECHNOLOGY HARDWARE & EQUIPMENT -- 10.1%
          Communications Equipment -- 2.9%
20,600    Juniper Networks, Inc.*                                 $   468,856
17,300    Qualcomm, Inc.                                            1,075,714
                                                                  -----------
                                                                  $ 1,544,570
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          Computer Hardware -- 7.2%
 6,916    Apple, Inc.*                                            $ 3,751,515
                                                                  -----------
          Total Technology Hardware & Equipment                   $ 5,296,085
-----------------------------------------------------------------------------
          SEMICONDUCTORS -- 2.5%
          Semiconductor Equipment -- 1.4%
16,400    ASM Lithography Holdings NV                             $   747,020
-----------------------------------------------------------------------------
          Semiconductors -- 1.1%
13,900    Analog Devices, Inc.                                    $   545,017
                                                                  -----------
          Total Semiconductors                                    $ 1,292,037
-----------------------------------------------------------------------------
          TOTAL COMMON STOCKS
          (Cost $41,895,857)                                      $51,260,563
-----------------------------------------------------------------------------
          EXCHANGE TRADED FUND -- 1.5%
13,200    iShare Dow Jones U.S. Real Estate Index Fund            $   793,848
-----------------------------------------------------------------------------
          TOTAL EXCHANGE TRADED FUND
          (Cost $777,629)                                         $   793,848
-----------------------------------------------------------------------------
          TOTAL INVESTMENT IN SECURITIES -- 99.6%
          (Cost $42,673,486) (a)                                  $52,054,411
-----------------------------------------------------------------------------
          OTHER ASSETS AND LIABILITIES -- 0.4%                    $   199,572
-----------------------------------------------------------------------------
          TOTAL NET ASSETS -- 100.0%                              $52,253,983
=============================================================================

*     Non-income producing security.

(a) At February 29, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $42,749,353 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $9,725,052
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (419,994)
                                                                                    ----------
       Net unrealized gain                                                          $9,305,058
                                                                                    ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2012 aggregated $26,929,155 and $33,252,363, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     17

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 29, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                        Level 1        Level 2    Level 3            Total
--------------------------------------------------------------------------------
Common Stocks           $51,260,563    $--        $--                $51,260,563
Exchange Traded Fund        793,848     --         --                    793,848
--------------------------------------------------------------------------------
Total                   $52,054,411    $--        $--                $52,054,411
================================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

Statement of Assets and Liabilities | 2/29/12 (unaudited)

ASSETS:
  Investment in securities (cost $42,673,486)             $52,054,411
  Cash                                                        331,568
  Receivables --
   Investment securities sold                                 186,043
   Fund shares sold                                             4,801
   Dividends and interest                                      76,548
   Due from Pioneer Investment Management, Inc.                 1,377
  Other                                                        26,015
---------------------------------------------------------------------
     Total assets                                         $52,680,763
---------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                $   389,347
  Due to affiliates                                             3,003
  Accrued expenses                                             34,430
---------------------------------------------------------------------
     Total liabilities                                    $   426,780
---------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                         $43,100,522
  Undistributed net investment income                          31,434
  Accumulated net realized loss on investments               (258,898)
  Net unrealized gain on investments                        9,380,925
---------------------------------------------------------------------
     Total net assets                                     $52,253,983
=====================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $8,190,015/809,463 shares)            $     10.12
  Class C (based on $1,322,061/133,731 shares)            $      9.89
  Class Y (based on $42,741,907/4,199,190 shares)         $     10.18
MAXIMUM OFFERING PRICE:
  Class A ($10.12 [divided by] 94.25%)                    $     10.74
=====================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     19

Statement of Operations (unaudited)

For the Six Months Ended 2/29/12

INVESTMENT INCOME:
  Dividends                                                 $412,105
  Income from securities loaned, net                             510
  Interest                                                        22
----------------------------------------------------------------------------------
     Total investment income                                            $  412,637
----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $166,416
  Transfer agent fees
   Class A                                                     4,910
   Class C                                                     1,888
   Class Y                                                       239
  Distribution fees
   Class A                                                     8,192
   Class C                                                     6,779
  Shareholder communications expense                           1,793
  Administrative reimbursements                                7,425
  Custodian fees                                              10,491
  Registration fees                                           28,810
  Professional fees                                           26,935
  Printing expense                                             8,625
  Fees and expenses of nonaffiliated trustees                  3,650
  Miscellaneous                                                1,560
----------------------------------------------------------------------------------
     Total expenses                                                     $  277,713
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                         (27,676)
----------------------------------------------------------------------------------
     Net expenses                                                       $  250,037
----------------------------------------------------------------------------------
       Net investment income                                            $  162,600
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                      $ (182,440)
----------------------------------------------------------------------------------
  Change in net unrealized gain on investments                          $6,819,603
----------------------------------------------------------------------------------
  Net gain on investments                                               $6,637,163
----------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                  $6,799,763
==================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           2/29/12        Year Ended
                                                           (unaudited)    8/31/11
-------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   162,600    $   202,061
Net realized gain (loss) on investments                       (182,440)     4,200,771
Change in net unrealized gain (loss) on investments          6,819,603        963,868
-------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations    $ 6,799,763    $ 5,366,700
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.03 and $0.03 per share, respectively)       $   (23,044)   $    (7,817)
   Class Y ($0.06 and $0.06 per share, respectively)          (258,442)      (190,573)
Net realized gain:
   Class A ($0.78 and $1.00 per share, respectively)          (516,639)      (235,344)
   Class C ($0.78 and $1.00 per share, respectively)          (108,354)       (38,263)
   Class Y ($0.78 and $1.00 per share, respectively)        (3,536,089)    (3,283,057)
-------------------------------------------------------------------------------------
     Total distributions to shareowners                    $(4,442,568)   $(3,755,054)
-------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 4,984,325    $28,518,570
Reinvestment of distributions                                  599,700        205,430
Cost of shares repurchased                                  (8,755,527)    (8,273,473)
-------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                               $(3,171,502)   $20,450,527
-------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                   $  (814,307)   $22,062,173
NET ASSETS:
Beginning of period                                         53,068,290     31,006,117
-------------------------------------------------------------------------------------
End of period                                              $52,253,983    $53,068,290
-------------------------------------------------------------------------------------
Undistributed net investment income                        $    31,434    $   150,320
=====================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     21

-----------------------------------------------------------------------------------------
                                 '12 Shares     '12 Amount     '11 Shares    '11 Amount
                                 (unaudited)    (unaudited)
-----------------------------------------------------------------------------------------
Class A
Shares sold                          398,936    $ 3,783,014       702,324    $ 7,113,542
Reinvestment of distributions         55,068        481,720        19,998        189,680
Less shares repurchased             (188,167)    (1,785,129)     (287,838)    (2,895,135)
-----------------------------------------------------------------------------------------
   Net increase                      265,837    $ 2,479,605       434,484    $ 4,408,087
=========================================================================================
Class C
Shares sold                           43,630    $   407,314       118,543    $ 1,193,508
Reinvestment of distributions          9,749         83,067         1,359         12,670
Less shares repurchased              (54,983)      (519,356)      (21,370)      (213,978)
-----------------------------------------------------------------------------------------
   Net increase (decrease)            (1,603)   $   (28,975)       98,532    $   992,200
=========================================================================================
Class Y
Shares sold                           85,061    $   793,997     1,927,826    $20,211,520
Reinvestment of distributions          3,952         34,913           322          3,080
Less shares repurchased             (669,981)    (6,451,042)     (502,072)    (5,164,360)
-----------------------------------------------------------------------------------------
   Net increase (decrease)          (580,968)   $(5,622,132)    1,426,076    $15,050,240
=========================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six months
                                                         Ended
                                                         2/29/12      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                         (unaudited)  8/31/11      8/31/10      8/31/09      8/31/08      8/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                     $  9.67      $  8.82      $  8.59      $  9.98      $ 12.25      $ 10.18
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $  0.01      $ (0.01)     $  0.03      $  0.02      $  0.02      $  0.01
 Net realized and unrealized gain (loss) on investments     1.25         1.89         0.45        (1.39)       (1.12)        2.09
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations     $  1.26      $  1.88      $  0.48      $ (1.37)     $ (1.10)     $  2.10
Distributions to shareowners:
 Net investment income                                     (0.03)       (0.03)       (0.03)       (0.02)          --        (0.03)
 Net realized gain                                         (0.78)       (1.00)       (0.22)          --        (1.17)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $  0.45      $  0.85      $  0.23      $ (1.39)     $ (2.27)     $  2.07
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.12      $  9.67      $  8.82      $  8.59      $  9.98      $ 12.25
====================================================================================================================================
Total return*                                              14.40%       21.62%        5.48%      (13.64)%     (10.03)%      20.69%
Ratio of net expenses to average net assets                 1.25%**      1.25%        1.25%        1.25%        1.25%        1.25%
Ratio of net investment income to average net assets        0.37%**      0.18%        0.39%        0.39%        0.22%        0.09%
Portfolio turnover rate                                      107%**       107%         104%         106%          92%          95%
Net assets, end of period (in thousands)                 $ 8,190      $ 5,257      $   962      $   667      $   551      $   613
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                               1.45%**      1.52%        1.66%       10.79%       16.35%       13.49%
 Net investment income (loss)                               0.16%**     (0.09)%      (0.02)%      (9.15)%     (14.88)%     (12.15)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12    23

------------------------------------------------------------------------------------------------------------------------------
                                                          Six months
                                                          Ended                                                    7/17/08 (a)
                                                          2/29/12        Year Ended    Year Ended    Year Ended    to
                                                          (unaudited)    8/31/11       8/31/10       8/31/09       8/31/08
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $  9.48        $  8.71       $  8.54       $  9.97       $  9.74
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                      $ (0.02)       $ (0.07)      $ (0.05)      $ (0.03)      $  0.00(c)
 Net realized and unrealized gain (loss) on investments      1.21           1.84          0.44         (1.40)         0.23
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  1.19        $  1.77       $  0.39       $ (1.43)      $  0.23
Distributions to shareowners:
 Net realized gain                                          (0.78)         (1.00)        (0.22)           --            --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  0.41        $  0.77       $  0.17       $ (1.43)      $  0.23
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  9.89        $  9.48       $  8.71       $  8.54       $  9.97
==============================================================================================================================
Total return*                                               13.88%         20.58%         4.49%       (14.34)%        2.36%(b)
Ratio of net expenses to average net assets                  2.15%**        2.15%         2.11%         2.15%         1.83%**
Ratio of net investment loss to average net assets          (0.53)%**      (0.72)%       (0.48)%       (0.52)%       (0.05)%**
Portfolio turnover rate                                       107%**         107%          104%          106%           92%(b)
Net assets, end of period (in thousands)                  $ 1,322        $ 1,283       $   320       $   255       $   256
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                2.30%**        2.47%         2.36%        11.44%        30.50%**
 Net investment loss                                        (0.69)%**      (1.04)%       (0.73)%       (9.82)%      (28.72)%**
==============================================================================================================================

(a)   Class C shares were first publicly offered on July 17, 2008.
(b)   Not annualized.
(c)   Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

------------------------------------------------------------------------------------------------------------------------------
                                                          Six months
                                                          Ended                                                    7/31/08 (a)
                                                          2/29/12        Year Ended    Year Ended    Year Ended    to
                                                          (unaudited)    8/31/11       8/31/10       8/31/09       8/31/08
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $  9.73        $  8.86       $  8.62       $  9.98       $  9.87
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.04        $  0.05       $  0.07       $  0.03       $  0.01
 Net realized and unrealized gain (loss) on investments      1.25           1.88          0.43         (1.37)         0.10
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  1.29        $  1.93       $  0.50       $ (1.34)      $  0.11
Distributions to shareowners:
 Net investment income                                      (0.06)         (0.06)        (0.04)        (0.02)           --
 Net realized gain                                          (0.78)         (1.00)        (0.22)           --            --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  0.45        $  0.87       $  0.24       $ (1.36)      $  0.11
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 10.18        $  9.73       $  8.86       $  8.62       $  9.98
==============================================================================================================================
Total return*                                               14.61%         22.07%         5.78%       (13.34)%        1.11%(b)
Ratio of net expenses to average net assets                  0.90%**        0.90%         0.90%         0.90%         0.90%**
Ratio of net investment income to average net assets         0.71%**        0.52%         0.72%         0.88%         1.60%**
Portfolio turnover rate                                       107%**         107%          104%          106%           92%(b)
Net assets, end of period (in thousands)                  $42,742        $46,528       $29,723       $28,173       $   253
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                0.99%**        1.00%         1.15%         1.70%        20.69%**
 Net investment income (loss)                                0.62%**        0.42%         0.47%         0.07%       (18.19)%**
==============================================================================================================================

(a)   Class Y shares were first publicly offered on July 31, 2008.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12    25

Notes to Financial Statements | 2/29/12 (unaudited)

1.    Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund, formerly Pioneer Research Growth Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange

26     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

      (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

      Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity of trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At February 29, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     27

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $2,691,667
Long-term capital gain                                                 1,063,387
--------------------------------------------------------------------------------
  Total                                                               $3,755,054
================================================================================

      The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                         $1,412,783
Undistributed long-term gain                                           2,898,028
Net unrealized gain                                                    2,485,455
--------------------------------------------------------------------------------
  Total                                                               $6,796,266
================================================================================

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $1,728 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2012.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees

28     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12
      paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.    Risks

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.    Securities Lending

      The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. There were no securities on loan at February 29, 2012.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     29

2.    Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the six months ended February 29, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 29, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $974 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2012.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $1,358
Class C                                                                      191
Class Y                                                                      244
--------------------------------------------------------------------------------
 Total                                                                    $1,793
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,935 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 29, 2012.

30     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

4.    Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $94 in distribution fees payable to PFD at February 29, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2012, CDSCs in the amount of $153 were paid to PFD.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     31

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

32     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2011 and in the first quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     33
registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained

34     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12
notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

            Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12     35

Trustees, Officers and Service Providers

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                      Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

36     Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


[GRAPHIC MAP]

                               Pioneer Disciplined
                               Value Fund
--------------------------------------------------------------------------------
                               Semiannual Report | February 29, 2012
--------------------------------------------------------------------------------



                               Ticker Symbols:
                               Class A   SERSX
                               Class C   PRVCX
                               Class Y   PRUYX




                               [LOGO] PIONEER
                                      Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             7

Prices and Distributions                                                      8

Performance Update                                                            9

Comparing Ongoing Fund Expenses                                              12

Schedule of Investments                                                      14

Financial Statements                                                         19

Notes to Financial Statements                                                26

Approval of Investment Advisory Agreement                                    32

Trustees, Officers and Service Providers                                     36


              Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities


2     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     3

Portfolio Management Discussion | 2/29/12

In the following interview, John Peckham, Co-Head of Equity Research at Pioneer, discusses the market environment for value stocks during the six months ended February 29, 2012, and the performance of Pioneer Disciplined Value Fund in that environment. Mr. Peckham, along with Paul Cloonan, Co-Head of Equity Research at Pioneer; Ashesh Savla, senior quantitative analyst at Pioneer; and Brian Popiel, fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q Value stocks, as measured by the Russell 1000 Value Index, performed very well during the six-month period ended February 29, 2012, but they underperformed growth stocks. What would you say were the main reasons for the strong overall performance of value stocks, and for the slight underperformance of growth stocks during the period?

A Value stocks bottomed during the first week of October 2011, and subsequently rebounded through the fall and winter as investors grew more confident in the global economic growth outlook and less concerned about the prospects for a dire outcome of the European debt crisis and a rapid economic collapse, or for a "hard landing" of the economies in Asia.

   Consumer discretionary and information technology were the top-performing sectors during the first half of the period, while telecom services and utilities lagged on a relative basis. Importantly, all 10 sectors in the Russell 1000 Value Index, the Fund's benchmark, posted positive returns during the six-month period. Financials, which had been a material laggard in 2011, got off to a slow start in 2012, but subsequently rebounded in late January and February.

   Value stocks modestly underperformed growth stocks during the six-month period primarily because information technology outperformed financials. The relative underperformance of financials was largely due to the difficulties experienced by bank stocks during the fall of 2011.

Q How did the Fund perform in that environment during the six months ended February 29, 2012?

A Pioneer Disciplined Value Fund's Class A shares returned 12.03% at net asset value during the six months ended February 29, 2012, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 12.84%. During the same period, the average return of the 541 mutual funds in Lipper's Large Cap Value Funds category was 12.29%.


4     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Q The Fund slightly underperformed the Russell Index during the six months ended February 29, 2012. What were some of the reasons behind the Fund's underperformance of the benchmark during the period?

A Our stock-picking decisions during the period caused some struggles for the Fund's performance relative to the Russell Index, but much of the difficulty was offset due to solid sector allocations. In particular, our decision to underweight the Fund to the utilities and telecom services sectors in December 2011 proved especially timely, as the sectors subsequently underperformed due to high valuations and deteriorating fundamentals.

   Our overall stock picks in the industrials and health care sectors helped the Fund's performance during the six-month period. However, our stock picks in materials and information technology fared poorly.

Q What individual security selections (or sector allocation decisions) contributed to the Fund's overall performance during the six months ended February 29, 2012?

A Sector allocations were a positive for the Fund's performance during the six-month period, as underweights in utilities, telecom services and consumer staples contributed to benchmark-relative performance. In addition, our decision to overweight the Fund to the consumer discretionary sector contributed to performance.

   Among the Fund's best-performing stock holdings during the period were department store operator Macy's, cable company Comcast, and regional bank Wells Fargo. The Fund continues to hold sizable stock positions in all three companies.

Q What individual security selections (or sector allocation decisions) were detractors from the Fund's benchmark-relative performance during the six months ended February 29, 2012?

A A number of stock picks in the materials and information technology sectors hurt the Fund's performance during the six-month period.

   In materials, fertilizer-maker Mosaic was a poor performer as the outlooks for fertilizer prices and volumes disappointed. The Fund continues to hold Mosaic in its portfolio, however, as we expect that market conditions will improve later this year. In addition, the Fund's investment in copper and gold miner Freeport-McMoRan did not meet our expectations, as copper prices struggled amid inventory concerns.

   In information technology, Hewlett-Packard (HP) was a material underperformer for the Fund after posting poor quarterly results and offering a disappointing outlook. While HP's stock is cheap by some measures, we believe the company's turnaround will take some time to execute and have


              Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     5
   retained the Fund's position. In addition, the Fund's investment in semiconductor equipment maker Applied Materials performed poorly during the period, as a weak market for solar energy equipment and video displays more than offset improvements in the company's core equipment business. We subsequently sold the Fund's position in Applied Materials.

Q  What is your outlook?

A We remain cautiously optimistic and have positioned the Fund's portfolio accordingly. As of February 29, 2012, the Fund's largest sector overweights were in information technology and consumer discretionary, while the Fund's largest underweights were in utilities and telecom services. The Fund's positioning reflects the better prospects we foresee for many consumer-oriented and technology stocks, compared with utilities and telecom services. For example, we added Microsoft and CBS to the Fund at the beginning of 2012, and sold positions in phone company CenturyLink and utility company Exelon.

   We believe that large-cap value stocks are relatively cheap, particularly when compared with some fixed-income investment alternatives. We expect that the economic environment will remain relatively supportive, with the United States growing at a modest pace, Europe struggling a bit but not falling into the abyss, and emerging markets continuing to grow at a reasonable rate. We also expect that governments and their regulators will avoid making massive policy errors.

Please refer to the Schedule of Investments on pages 14-18 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Portfolio Summary | 2/29/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                 94.9%
Depositary Receipts                                 3.1%
Exchange Traded Index Fund                          2.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                         25.2%
Health Care                                        12.9%
Energy                                             12.4%
Information Technology                             12.1%
Consumer Discretionary                             11.2%
Industrials                                        10.5%
Consumer Staples                                    8.5%
Materials                                           3.2%
Utilities                                           2.0%
Telecommunication Services                          2.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Chevron Corp.                                                      4.01%
--------------------------------------------------------------------------------
 2.    Wells Fargo Co.                                                    3.43
--------------------------------------------------------------------------------
 3.    JPMorgan Chase & Co.                                               3.27
--------------------------------------------------------------------------------
 4.    Merck & Co., Inc.                                                  3.26
--------------------------------------------------------------------------------
 5.    Microsoft Corp.                                                    3.18
--------------------------------------------------------------------------------
 6.    United Healthcare Group, Inc.                                      3.05
--------------------------------------------------------------------------------
 7.    Occidental Petro Corp.                                             2.98
--------------------------------------------------------------------------------
 8.    The Walt Disney Co.                                                2.78
--------------------------------------------------------------------------------
 9.    Union Pacific Corp.                                                2.63
--------------------------------------------------------------------------------
10.    Amgen, Inc.                                                        2.60
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


              Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     7

Prices and Distributions | 2/29/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                         2/29/12                     8/31/11
--------------------------------------------------------------------------------
       A                           $ 8.48                      $ 8.16
--------------------------------------------------------------------------------
       C                           $ 8.51                      $ 8.16
--------------------------------------------------------------------------------
       Y                           $ 8.60                      $ 8.28
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-2/29/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment      Short-Term         Long-Term
     Class           Income          Capital Gains      Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.0872            $ 0.1925          $ 0.2982
--------------------------------------------------------------------------------
       C            $ 0.0127            $ 0.1925          $ 0.2982
--------------------------------------------------------------------------------
       Y            $ 0.1133            $ 0.1925          $ 0.2982
--------------------------------------------------------------------------------

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 9-11.


8     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 29, 2012)
------------------------------------------------------------------------------
                                          Net Asset       Public Offering
Period                                    Value (NAV)     Price (POP)
------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                3.15%           2.17%
5 Years                                   0.68           -0.51
1 Year                                    3.18           -2.74
------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
------------------------------------------------------------------------------
                                          Gross           Net
------------------------------------------------------------------------------
                                          1.70%           1.27%
------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Disciplined          Russell 1000
                  Value Fund                   Value Index
12/05             $ 9,425                      $10,000
 2/06             $ 9,781                      $10,452
 2/07             $11,164                      $12,188
 2/08             $10,780                      $11,224
 2/09             $ 6,500                      $ 5,909
 2/10             $ 9,520                      $ 9,248
 2/11             $11,190                      $11,297
 2/12             $11,546                      $11,543

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     9

Performance Update | 2/29/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 29, 2012)
--------------------------------------------------------------------------------
                                          If              If
Period                                    Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/16/08)                                 3.20%           3.20%
1 Year                                    2.02            2.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                          2.43%           2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Disciplined          Russell 1000
                  Value Fund                   Value Index
7/31/2008         $10,000                      $10,000
2/28/2009         $ 6,408                      $ 5,623
2/28/2010         $ 9,297                      $ 8,800
2/28/2011         $10,837                      $10,750
2/29/2012         $11,055                      $10,984

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2013, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 29, 2012)
--------------------------------------------------------------------------------
                                          If              If
Period                                    Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                2.94%           2.94%
5 Years                                   0.55            0.55
1 Year                                    3.45            3.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                          1.04%           0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Disciplined          Russell 1000
                  Value Fund                   Value Index
12/05             $5,000,000                   5,000,000
 2/06             $5,186,869                   5,225,895
 2/07             $5,883,751                   6,093,933
 2/08             $5,610,826                   5,611,884
 2/09             $3,372,768                   2,954,584
 2/10             $4,957,021                   4,623,823
 2/11             $5,844,259                   5,648,632
 2/12             $6,046,049                   5,771,558

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2013, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from September 1, 2011, through February 29, 2012.

--------------------------------------------------------------------------------
 Actual
 Share Class                          A               C               Y
--------------------------------------------------------------------------------
 Beginning Account                $1,000.00       $1,000.00       $1,000.00
 Value on 9/1/11
--------------------------------------------------------------------------------
 Ending Account Value             $1,120.30       $1,113.90       $1,122.00
 (after expenses) on 2/29/12
--------------------------------------------------------------------------------
 Expenses Paid                    $    6.59       $   11.30       $    4.75
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).


12     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2011, through February 29, 2012.

--------------------------------------------------------------------------------
 Hypothetical
 Share Class                          A               C               Y
--------------------------------------------------------------------------------
 Beginning Account                $1,000.00       $1,000.00       $1,000.00
 Value on 9/1/11
--------------------------------------------------------------------------------
 Ending Account Value             $1,018.65       $1,014.17       $1,020.39
 (after expenses) on 2/29/12
--------------------------------------------------------------------------------
 Expenses Paid                    $    6.27       $   10.77       $    4.52
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).


             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     13

Schedule of Investments | 2/29/12 (unaudited)

--------------------------------------------------------------------------
 Shares                                                        Value
--------------------------------------------------------------------------
            COMMON STOCKS -- 97.9%
            ENERGY -- 12.4%
            Integrated Oil & Gas -- 9.0%
 17,283     Chevron Corp.                                      $ 1,885,921
 11,125     Exxon Mobil Corp.                                      962,313
 13,409     Occidental Petroleum Corp.                           1,399,497
                                                               -----------
                                                               $ 4,247,731
--------------------------------------------------------------------------
            Oil & Gas Equipment & Services -- 1.2%
  6,556     National-Oilwell Varco, Inc.                       $   541,067
--------------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 2.2%
  9,535     Apache Corp.                                       $ 1,029,113
                                                               -----------
            Total Energy                                       $ 5,817,911
--------------------------------------------------------------------------
            MATERIALS -- 3.2%
            Diversified Metals & Mining -- 1.2%
 13,211     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $   562,260
--------------------------------------------------------------------------
            Fertilizers & Agricultural Chemicals -- 2.0%
 16,232     The Mosaic Co.*                                    $   937,398
                                                               -----------
            Total Materials                                    $ 1,499,658
--------------------------------------------------------------------------
            CAPITAL GOODS -- 7.8%
            Aerospace & Defense -- 2.1%
 12,023     United Technologies Corp.                          $ 1,008,369
--------------------------------------------------------------------------
            Construction & Engineering -- 2.5%
 31,686     KBR, Inc.                                          $ 1,150,836
--------------------------------------------------------------------------
            Construction & Farm Machinery & Heavy Trucks -- 1.9%
  7,549     Cummins, Inc.                                      $   910,183
--------------------------------------------------------------------------
            Industrial Machinery -- 1.3%
  8,642     SPX Corp.                                          $   632,076
                                                               -----------
            Total Capital Goods                                $ 3,701,464
--------------------------------------------------------------------------
            TRANSPORTATION -- 2.6%
            Railroads -- 2.6%
 11,224     Union Pacific Corp.                                $ 1,237,446
                                                               -----------
            Total Transportation                               $ 1,237,446
--------------------------------------------------------------------------
            CONSUMER SERVICES -- 2.0%
            Restaurants -- 2.0%
  9,448     McDonald's Corp.                                   $   937,997
                                                               -----------
            Total Consumer Services                            $   937,997
--------------------------------------------------------------------------
            MEDIA -- 6.8%
            Broadcasting -- 1.6%
 25,428     CBS Corp. (Class B)                                $   760,297
--------------------------------------------------------------------------
            Cable & Satellite -- 2.4%
 38,837     Comcast Corp.                                      $ 1,141,031
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

------------------------------------------------------------------
 Shares                                                Value
------------------------------------------------------------------
            Movies & Entertainment -- 2.8%
 31,189     The Walt Disney Co.                        $ 1,309,626
                                                       -----------
            Total Media                                $ 3,210,954
------------------------------------------------------------------
            RETAILING -- 2.4%
            Department Stores -- 2.4%
 29,401     Macy's, Inc.                               $ 1,116,356
                                                       -----------
            Total Retailing                            $ 1,116,356
------------------------------------------------------------------
            FOOD & DRUG RETAILING -- 2.2%
            Drug Retail -- 2.2%
 22,746     CVS/Caremark Corp.                         $ 1,025,845
                                                       -----------
            Total Food & Drug Retailing                $ 1,025,845
------------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 6.3%
            Distillers & Vintners -- 2.1%
 45,194     Constellation Brands, Inc.*                $   987,037
------------------------------------------------------------------
            Packaged Foods & Meats -- 1.8%
 25,641     Campbell Soup Co.                          $   854,358
------------------------------------------------------------------
            Tobacco -- 2.4%
 13,419     Philip Morris International, Inc.          $ 1,120,755
                                                       -----------
            Total Food, Beverage & Tobacco             $ 2,962,150
------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 3.0%
            Managed Health Care -- 3.0%
 25,728     United Healthcare Group, Inc.              $ 1,434,336
                                                       -----------
            Total Health Care Equipment & Services     $ 1,434,336
------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 9.9%
            Biotechnology -- 2.6%
 17,978     Amgen, Inc.                                $ 1,221,605
------------------------------------------------------------------
            Pharmaceuticals -- 7.3%
 40,228     Merck & Co., Inc.                          $ 1,535,503
 55,624     Pfizer, Inc.                                 1,173,666
 16,091     Teva Pharmaceutical Industries, Ltd.           721,038
                                                       -----------
                                                       $ 3,430,207
                                                       -----------
            Total Pharmaceuticals & Biotechnology      $ 4,651,812
------------------------------------------------------------------
            BANKS -- 5.4%
            Diversified Banks -- 3.4%
 51,551     Wells Fargo & Co.                          $ 1,613,031
------------------------------------------------------------------
            Regional Banks -- 2.0%
 15,296     PNC Bank Corp.                             $   910,418
                                                       -----------
            Total Banks                                $ 2,523,449
------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 12.3%
            Asset Management & Custody Banks -- 2.0%
 37,943     Invesco, Ltd.                              $   939,848
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     15

-----------------------------------------------------------------
 Shares                                               Value
-----------------------------------------------------------------
            Consumer Finance -- 4.6%
 19,369     Capital One Financial Corp.               $   980,071
 40,400     Discover Financial Services, Inc.           1,212,404
                                                      -----------
                                                      $ 2,192,475
-----------------------------------------------------------------
            Diversified Finance Services -- 5.7%
 33,800     Citigroup, Inc.                           $ 1,126,216
 39,234     JPMorgan Chase & Co.                        1,539,542
                                                      -----------
                                                      $ 2,665,758
                                                      -----------
            Total Diversified Financials              $ 5,798,081
-----------------------------------------------------------------
            INSURANCE -- 5.5%
            Life & Health Insurance -- 3.6%
 14,899     Aflac, Inc.                               $   703,978
 15,992     Prudential Financial, Inc.                    978,071
                                                      -----------
                                                      $ 1,682,049
-----------------------------------------------------------------
            Property & Casualty Insurance -- 1.9%
 12,515     ACE, Ltd.                                 $   897,451
                                                      -----------
            Total Insurance                           $ 2,579,500
-----------------------------------------------------------------
            SOFTWARE & SERVICES -- 5.0%
            Systems Software -- 5.0%
 47,181     Microsoft Corp.                           $ 1,497,525
 29,500     Oracle Corp.                                  863,465
                                                      -----------
                                                      $ 2,360,990
                                                      -----------
            Total Software & Services                 $ 2,360,990
-----------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 4.0%
            Computer Hardware -- 1.9%
 35,289     Hewlett-Packard Co.                       $   893,165
-----------------------------------------------------------------
            Technology Distributors -- 2.1%
 24,633     Arrow Electronics, Inc.*                  $   989,015
                                                      -----------
            Total Technology Hardware & Equipment     $ 1,882,180
-----------------------------------------------------------------
            SEMICONDUCTORS -- 3.1%
            Semiconductor Equipment -- 1.6%
 16,488     ASM Lithography Holdings NV               $   751,028
-----------------------------------------------------------------
            Semiconductors -- 1.5%
 17,581     Analog Devices, Inc.                      $   689,351
                                                      -----------
            Total Semiconductors                      $ 1,440,379
-----------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 2.0%
            Integrated Telecommunication Services -- 2.0%
 24,985     Verizon Communications, Inc.              $   952,177
                                                      -----------
            Total Telecommunication Services          $   952,177
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

------------------------------------------------------------------------
 Shares                                                      Value
------------------------------------------------------------------------
            UTILITIES -- 2.0%
            Multi-Utilities -- 2.0%
 29,715     Ameren Corp.                                     $   952,960
                                                             -----------
            Total Utilities                                  $   952,960
------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $41,172,529)                               $46,085,645
------------------------------------------------------------------------
            EXCHANGE TRADED FUND -- 2.0%
 15,900     iShare Dow Jones U.S. Real Estate Index Fund     $   956,226
------------------------------------------------------------------------
            TOTAL EXCHANGE TRADED FUND
            (Cost $775,026)                                  $   956,226
------------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 99.9%
            (Cost $41,947,555) (a)                           $47,041,871
------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 0.1%             $    50,948
------------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                       $47,092,819
========================================================================

*   Non-income producing security.

(a) At February 29, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $41,981,074 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $5,657,003
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (596,206)
                                                                                    ----------
       Net unrealized gain                                                          $5,060,797
                                                                                    ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2012 aggregated $23,093,451 and $26,892,582, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.


The accompanying notes are an integral part of these financial statements.

             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     17

The following is a summary of the inputs used as of February 29, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                          Level 1          Level 2       Level 3   Total
--------------------------------------------------------------------------------
 Common Stocks            $46,085,645      $ --          $ --      $46,085,645
 Exchange Traded Fund         956,226        --            --          956,226
--------------------------------------------------------------------------------
 Total                    $47,041,871      $ --          $ --      $47,041,871
================================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Statement of Assets and Liabilities | 2/29/12 (unaudited)

ASSETS:
  Investment in securities, at value (cost $41,947,555)     $47,041,871
  Cash                                                          239,552
  Receivables --
   Investment securities sold                                   866,873
   Fund shares sold                                                 770
   Dividends                                                     98,326
   Due from Pioneer Investment Management, Inc.                  17,774
  Other                                                          22,608
------------------------------------------------------------------------
     Total assets                                           $48,287,774
------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                          $   806,481
   Fund shares repurchased                                      353,979
  Due to affiliates                                               2,592
  Accrued expenses                                               31,903
------------------------------------------------------------------------
     Total liabilities                                      $ 1,194,955
------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                           $43,116,827
  Undistributed net investment income                            85,186
  Accumulated net realized loss on investments               (1,203,510)
  Net unrealized gain on investments                          5,094,316
------------------------------------------------------------------------
     Total net assets                                       $47,092,819
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,575,882/185,777 shares)              $      8.48
  Class C (based on $525,874/61,762 shares)                 $      8.51
  Class Y (based on $44,991,063/5,229,407 shares)           $      8.60
MAXIMUM OFFERING PRICE:
  Class A ($8.48 [divided by] 94.25%)                       $      9.00
========================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     19

Statement of Operations (unaudited)

For the Six Months Ended 2/29/12

INVESTMENT INCOME:
  Dividends                                                 $590,254
  Income from securities loaned, net                           2,772
-----------------------------------------------------------------------------------------
     Total investment income                                                $    593,026
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $148,201
  Transfer agent fees
   Class A                                                     1,998
   Class C                                                       781
   Class Y                                                       243
  Distribution fees
   Class A                                                     1,814
   Class C                                                     3,444
  Shareholder communication expense                              489
  Administrative reimbursements                                6,612
  Custodian fees                                               8,656
  Registration fees                                           25,002
  Professional fees                                           27,781
  Printing expense                                             8,504
  Fees and expenses of nonaffiliated trustees                  3,643
  Miscellaneous                                                2,791
-----------------------------------------------------------------------------------------
     Total expenses                                                         $    239,959
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (28,285)
-----------------------------------------------------------------------------------------
     Net expenses                                                           $    211,674
-----------------------------------------------------------------------------------------
       Net investment income                                                $    381,352
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $ (1,169,193)
-----------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                              $  5,917,772
-----------------------------------------------------------------------------------------
  Net gain on investments                                                   $  4,748,579
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $  5,129,931
=========================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            2/29/12           Year Ended
                                                            (unaudited)       8/31/11
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   381,352       $   507,403
Net realized gain (loss) on investments                      (1,169,193)        2,738,999
Change in net unrealized gain (loss) on investments           5,917,772          (395,951)
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 5,129,931       $ 2,850,451
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.09 and $0.07 per share, respectively)        $   (15,803)      $    (9,441)
   Class C ($0.01 and $0.00* per share, respectively)            (1,132)             (323)
   Class Y ($0.11 and $0.10 per share, respectively)           (604,695)         (376,968)
Net realized gain:
   Class A ($0.49 and $0.79 per share, respectively)            (82,993)          (92,143)
   Class C ($0.49 and $0.79 per share, respectively)            (42,010)          (48,851)
   Class Y ($0.49 and $0.79 per share, respectively)         (2,577,701)       (2,899,846)
------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $(3,324,334)      $(3,427,572)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 2,328,290       $22,253,365
Reinvestment of distributions                                    93,870            83,249
Cost of shares repurchased                                   (4,856,873)       (4,718,006)
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                $(2,434,713)      $17,618,608
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $  (629,116)      $17,041,487
NET ASSETS:
Beginning of period                                          47,721,935        30,680,448
------------------------------------------------------------------------------------------
End of period                                               $47,092,819       $47,721,935
------------------------------------------------------------------------------------------
Undistributed net investment income                         $    85,186       $   325,464
==========================================================================================

* Rounds to less than $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     21

---------------------------------------------------------------------------------------------------
                                     '12 Shares      '12 Amount         '11 Shares       '11 Amount
                                     (unaudited)     (unaudited)
---------------------------------------------------------------------------------------------------
Class A
Shares sold                            82,372         $   670,142         105,522      $   912,806
Reinvestment of distributions           8,586              64,203           6,845           55,201
Less shares repurchased               (71,611)           (596,339)        (58,251)        (496,626)
---------------------------------------------------------------------------------------------------
   Net increase                        19,347         $   138,006          54,116      $   471,381
===================================================================================================
Class C
Shares sold                             8,986         $    71,571          37,652      $   329,948
Reinvestment of distributions           4,008              29,667           3,491           28,048
Less shares repurchased               (33,747)           (285,107)        (19,148)        (164,822)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)            (20,753)        $  (183,869)         21,995      $   193,174
===================================================================================================
Class Y
Shares sold                           200,118         $ 1,586,577       2,331,206      $21,010,611
Less shares repurchased              (485,972)         (3,975,427)       (455,774)      (4,056,558)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)           (285,854)        $(2,388,850)      1,875,432      $16,954,053
===================================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                                         Six Months
                                                                                         Ended
                                                                                         2/29/12          Year Ended
                                                                                         (unaudited)      8/31/11
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                     $  8.16          $  7.95
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                   $  0.05          $  0.07
 Net realized and unrealized gain (loss) on investments                                     0.85             1.00
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                       $  0.90          $  1.07
Distributions to shareowners:
 Net investment income                                                                     (0.09)           (0.07)
 Net realized gain                                                                         (0.49)           (0.79)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $  0.32          $  0.21
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $  8.48          $  8.16
====================================================================================================================
Total return*                                                                              12.03%           13.69%
Ratio of net expenses to average net assets                                                 1.25%**          1.25%
Ratio of net investment income to average net assets                                        1.35%**          0.95%
Portfolio turnover rate                                                                      104%**            91%
Net assets, end of period (in thousands)                                                 $ 1,576          $ 1,358
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                               1.60%**          1.68%
 Net investment income (loss)                                                               1.00%**          0.52%
====================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended   Year Ended    Year Ended   Year Ended
                                                                               8/31/10      8/31/09       8/31/08      8/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                           $  8.19      $  9.60       $ 11.99      $ 10.69
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.06      $  0.09       $  0.11      $  0.12
 Net realized and unrealized gain (loss) on investments                           0.12        (1.39)        (1.62)        1.58
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations             $  0.18      $ (1.30)      $ (1.51)     $  1.70
Distributions to shareowners:
 Net investment income                                                           (0.07)       (0.11)        (0.11)       (0.12)
 Net realized gain                                                               (0.35)          --         (0.77)       (0.28)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (0.24)     $ (1.41)      $ (2.39)     $  1.30
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  7.95      $  8.19       $  9.60      $ 11.99
=================================================================================================================================
Total return*                                                                     1.98%      (13.34)%      (13.34)%      16.24%
Ratio of net expenses to average net assets                                       1.25%        1.25%         1.25%        1.25%
Ratio of net investment income to average net assets                              0.78%        1.34%         1.07%        1.01%
Portfolio turnover rate                                                            112%         114%          116%          88%
Net assets, end of period (in thousands)                                       $   892      $   526       $   520      $   600
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                     1.76%       13.37%        16.02%       13.35%
 Net investment income (loss)                                                     0.27%      (10.78)%      (13.70)%     (11.09)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12    23

----------------------------------------------------------------------------------------------------------------
                                                                                      Six months
                                                                                      Ended
                                                                                      2/29/12        Year Ended
                                                                                      (unaudited)    8/31/11
----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                  $  8.16        $  7.96
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                         $  0.04        $ (0.01)
 Net realized and unrealized gain (loss) on investments                                  0.81           1.00
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                    $  0.85        $  0.99
Distributions to shareowners:
 Net investment income                                                                  (0.01)         (0.00)(c)
 Net realized gain                                                                      (0.49)         (0.79)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  0.36        $  0.20
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.51        $  8.16
================================================================================================================
Total return*                                                                           11.39%         12.65%
Ratio of net expenses to average net assets                                              2.15%**        2.15%
Ratio of net investment income (loss) to average net assets                              0.45%**        0.05%
Portfolio turnover rate                                                                   104%**          91%
Net assets, end of period (in thousands)                                              $   526        $   673
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                            2.27%**        2.41%
 Net investment income (loss)                                                            0.33%**       (0.21)%
================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended    7/17/08 (a)
                                                                               8/31/10       8/31/09       to 8/31/08
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                           $  8.23       $  9.61       $   9.34
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                  $ (0.02)      $  0.03       $   0.01
 Net realized and unrealized gain (loss) on investments                           0.12         (1.39)          0.26
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations             $  0.10       $ (1.36)      $   0.27
Distributions to shareowners:
 Net investment income                                                           (0.02)        (0.02)            --
 Net realized gain                                                               (0.35)           --             --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (0.27)      $ (1.38)      $   0.27
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  7.96       $  8.23       $   9.61
======================================================================================================================
Total return*                                                                     1.07%       (14.10)%         2.89%(b)
Ratio of net expenses to average net assets                                       2.15%         1.99%          2.15%**
Ratio of net investment income (loss) to average net assets                      (0.12)%        0.59%          0.40%**
Portfolio turnover rate                                                            112%          114%           116%(b)
Net assets, end of period (in thousands)                                       $   482       $   265       $    257
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                     2.40%        13.76%         25.47%**
 Net investment income (loss)                                                    (0.37)%      (11.18)%       (22.92)%**
======================================================================================================================

(a)  Class C shares were first publicly offered on July 17, 2008.
(b)  Not annualized.
(c)  Rounds to less than ($0.01) per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Six months
                                                                        Ended
                                                                        2/29/12      Year Ended  Year Ended  Year Ended  7/17/08 (a)
                                                                        (unaudited)  8/31/11     8/31/10     8/31/09     to 8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                    $  8.28      $  8.05     $  8.27     $  9.62     $ 9.57
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.07      $  0.10     $  0.09     $  0.06     $ 0.02
 Net realized and unrealized gain (loss) on investments                    0.85         1.02        0.11       (1.34)      0.03
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations      $  0.92      $  1.12     $  0.20     $ (1.28)    $ 0.05
Distributions to shareowners:
 Net investment income                                                    (0.11)       (0.10)      (0.07)      (0.07)        --
 Net realized gain                                                        (0.49)       (0.79)      (0.35)         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  0.32      $  0.23     $ (0.22)    $ (1.35)    $ 0.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  8.60      $  8.28     $  8.05     $  8.27     $ 9.62
====================================================================================================================================
Total return*                                                             12.20%       14.11%       2.26%     (13.22)%     0.52%(b)
Ratio of net expenses to average net assets                                0.90%**      0.90%       0.90%       0.90%      0.90%**
Ratio of net investment income to average net assets                       1.71%**      1.30%       1.14%       1.41%      2.37%**
Portfolio turnover rate                                                     104%**        91%        112%        114%       116%(b)
Net assets, end of period (in thousands)                                $44,991      $45,691     $29,306     $23,037     $  251
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                              1.02%**      1.02%       1.22%       1.88%     10.11%**
 Net investment income (loss)                                              1.59%**      1.19%       0.82%       0.43%     (6.84)%**
====================================================================================================================================

(a)  Class Y shares were first publicly offered on July 31, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.


The accompanying notes are an integral part of these financial statements.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12    25

Notes to Financial Statements | 2/29/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund, formerly Pioneer Research Value Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. Pioneer Investment Management Inc. (PIM), the Fund's investment adviser, paid all organizational costs of the Fund. The Fund's investment objective is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


26     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

     At February 29, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     27

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2011 was as follows:

     ---------------------------------------------------------------------------
                                                                          2011
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $2,703,287
     Long-term capital gain                                            724,285
     ---------------------------------------------------------------------------
        Total                                                       $3,427,572
     ===========================================================================

  The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2011:

     ---------------------------------------------------------------------------
                                                                          2011
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $1,385,456
     Undistributed long-term gain                                    1,641,914
     Net unrealized loss                                              (856,975)
     ---------------------------------------------------------------------------
        Total                                                       $2,170,395
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $502 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2012.


28     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund's prospectus contains information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Securities Lending

     The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover


             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     29
     the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. There were no securities on loan as of February 29, 2012.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the six months ended February 29, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 29, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $885 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2012.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                   $224
 Class C                                                                     99
 Class Y                                                                    166
--------------------------------------------------------------------------------
    Total                                                                  $489
================================================================================

30     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,681 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 29, 2012.

4.   Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26 in distribution fees payable to PFD at February 29, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2012, CDSCs in the amount of $11 were paid to PFD.


             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     31

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


32     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2011 and in the second quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the second quintile relative to its Strategic Insight peer group for the comparable period.


             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     33

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may


34     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12
be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


             Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12     35

Trustees, Officers and Service Providers

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
David R. Bock                     Daniel K. Kingsbury, Executive  Vice President
Mary K. Bush                      Mark E. Bradley, Treasurer
Benjamin M. Friedman              Christopher J. Kelley, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


36     Pioneer Disciplined Value Fund | Semiannual Report | 2/29/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                     Pioneer Global
                     Equity Fund
--------------------------------------------------------------------------------
                     Semiannual Report | February 29, 2012
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A   GLOSX
                     Class B   GBSLX
                     Class C   GCSLX
                     Class Y   PGSYX



                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                           2
Portfolio Management Discussion                 4
Portfolio Summary                               9
Prices and Distributions                       10
Performance Update                             11
Comparing Ongoing Fund Expenses                15
Schedule of Investments                        17
Financial Statements                           26
Notes to Financial Statements                  34
Approval of Investment Advisory Agreement      43
Trustees, Officers and Service Providers       47


                  Pioneer Global Equity Fund | Semiannual Report | 2/29/12     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities


2     Pioneer Global Equity Fund | Semiannual Report | 2/29/12
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Global Equity Fund | Semiannual Report | 2/29/12     3

Portfolio Management Discussion | 2/29/12

In the following interview, Marco Pirondini, Head of Equities, U.S., at Pioneer and portfolio manager of Pioneer Global Equity Fund, discusses the factors that influenced the Fund's performance during the six-month period ended February 29, 2012.

Q  How did the Fund perform during the six months ended February 29, 2012?

A Pioneer Global Equity Fund Class A shares returned 8.79% at net asset value during the six months ended February 29, 2012, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index(1), returned 8.54%. During the same period, the average return of the 114 mutual funds in Lipper's Global Large-Cap Growth Funds category was 7.45%.

Q How would you characterize the global equity markets during the six months ended February 29, 2012?

A Global equity markets were extremely volatile during the six-month period. Market volatility was triggered in the late summer of 2011 by a clamorous U.S. debt-ceiling debate that engendered fresh doubts regarding the United States' ability to deal with its budget imbalances. In August 2011, shortly after the debt-ceiling debate concluded, the rating on U.S. Treasuries was downgraded by the ratings agency Standard & Poor's. Then, in the final three months of 2011, market watchers' focus turned to the worsening sovereign-debt and banking crisis in Europe, amid worries that European banks might soon lack the resources to finance their business activities.

   Beginning in December 2011, however, we saw a much-improved tone for global equities as the European Central Bank (ECB) lowered interest rates and launched major initiatives aimed at dealing with European banks' financing issues. In coordination with the U.S. Federal Reserve Board (the Fed), the ECB established longer-term refinancing operations that provided

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.


4     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

   Europe's banks with more than one trillion euros of additional liquidity. The coordinated actions eased the European debt crisis and provided an improved environment for global stocks.

   During the six-month period, the U.S. economy performed reasonably well, especially within the export sub-sector and the industrial sector. We also saw an improvement in the U.S. real estate sector, an area of the economy that is critical for future growth. And while we witnessed a continued slowdown in the growth rate for emerging markets, by the end of the period on February 29, 2012, inflation in most emerging economies had begun to edge downward, which was a hopeful sign. In contrast, in the wake of austerity measures undertaken by leaders in Europe's more developed markets, economic conditions in that area (European developed markets) continued to deteriorate, as Europe appeared headed for a recession.

Q  How would you describe your overall investment approach for the Fund?

A Our typical investment approach is to examine mid- and large-capitalization stocks worldwide, including those in emerging markets. From there, we aim to build a diversified* portfolio. In selecting securities for the Fund's portfolio, we look for "growth at a reasonable price" opportunities, and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in such factors as increased market share and revenues, but also those that employ their capital efficiently. In particular, we emphasize strong free cash flow, because that often provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions and raise dividends. We also look for stocks with attractive dividend yields** as well as those trading at lower-than-market valuations.

   Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer that the Fund own stocks with the highest upside potential relative to downside potential.

* Diversification does not assure a profit or protect against loss in a declining market.
** Dividends are not guaranteed.

Q What investment decisions or individual securities both helped and hurt the Fund's performance during the six months ended February 29, 2012?

A The Fund entered the six-month period with a more conservative stance than its peers, a positioning which aided relative performance. For example, the Fund's higher-than-typical cash position entering the period in the summer of 2011 ended up helping relative performance. Additionally, the Fund's holdings in Irish government bonds contributed strongly to relative returns. Interest rate spreads (or differences in yield) between Irish and German bonds narrowed considerably as prices of Irish government bonds


                  Pioneer Global Equity Fund | Semiannual Report | 2/29/12     5
   rose based on improved economic conditions in Ireland. (Germany is considered Europe's highest-rated credit issuer.)

   Stock selection was a positive contributor to the Fund's relative returns in the vast majority of equity market sectors during the six-month period. The Fund saw particularly favorable performance from the portfolio's consumer staples, financials and information technology holdings. In consumer staples, strong performance was spread across all of the Fund's holdings in the sector. Within financials, positions in companies not directly exposed to Europe contributed to the Fund's relative performance.

   Individual Fund holdings that contributed to performance during the six-month period included First Pacific, a financial holding company in Singapore, which proved beneficial to Fund returns as the company executed a major share buyback program that boosted its stock price. First Pacific also holds several consumer staples businesses based in the Philippines and elsewhere in Asia that posted strong earnings during the period. (We had purchased the stock for the Fund at a steep discount.) In information technology, the Fund's position in Samsung Electronics represented the most important driver of positive performance within the sector. Samsung, along with Apple, has become a global leader in the profitable smartphone business. Lastly, Fund holdings in KBR, a U.S. engineering company, helped performance as the firm has been profiting significantly from new orders related to LNG (liquefied natural gas) projects.

   During a very positive period for the Fund's stock selection, there were some detractors from performance, mainly concentrated in three individual Fund positions. The first was Industrea, an Australian mining equipment firm. Industrea's performance suffered due to the severe flooding that occurred in Australia and New Zealand earlier in the period, causing a number of the company's orders to be pushed back to 2012 from 2011. We continue to hold Industrea in the Fund's portfolio, as we believe that the firm will bounce back strongly in 2012. The second underperformer was Gafisa, a real estate company in Brazil, which was hurt by investor concerns regarding the firm's weakened financial position in a slowing Brazilian economy. We recently sold the Fund's holdings in Gafisa. Lastly, the Fund's position in the U.K. alternative asset management firm Man Group also detracted from returns. The company experienced performance problems in some of its investment funds during the six-month period. We have maintained the Fund's position in Man Group based on the firm's strong cash position and extraordinarily attractive valuation, and because we are confident that Man Group can improve its investment product performance over time.


6     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Q  What is your outlook and how is it reflected in the Fund's positioning?

A We believe that the U.S. economy will continue to grow, but at a level lower than its long-term growth rate. In addition, we look for economic expansion in the emerging markets to remain slow during the first part of the year, but to reaccelerate later in 2012 based on favorable central bank policies in emerging market countries. As stated above, we do think that 2012 will be a very difficult year for Europe, as the Continent should see a reduction in growth domestic product levels given the severe financial problems that persist in "peripheral" European countries such as Greece, Italy, Spain and Portugal.

   Overall, we expect moderate global growth that should pick up heading into 2013. Based on proactive policies by numerous central banks, we think the global financial system can avoid a renewed liquidity crisis like what we witnessed in 2011 and 2008.

   In this environment, we believe that equity valuations are very attractive, especially compared with long-term government bonds. For example, in the United States, the current dividend rate for stocks is slightly higher than the yield of the 10-year Treasury bond, a yield advantage that is almost unprecedented.

   The Fund has been positioned with an overweight to Asia, with the goal of taking advantage of improving economic growth in the region. From a sector perspective, the Fund is overweight to financials, because we think that the more stable macroeconomic scenario that we anticipate will help that sector. We also have a favorable view on telecom services and health care, based on the low valuations and attractive dividend yields offered by many firms in those sectors. In contrast, the Fund is underweight to consumer staples and utilities stocks, as we regard both sectors to be overvalued.


Please refer to the Schedule of Investments on pages 17-25 for a full listing of fund securities.


                  Pioneer Global Equity Fund | Semiannual Report | 2/29/12     7

Investing in foreign and/or emerging markets securities involves certain risks, including risks relating to interest rates, currency exchange rates, economic and political conditions.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The Fund is non-diversified and invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Portfolio Summary | 2/29/12

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                         26.0%
Information Technology                             12.0%
Health Care                                        11.0%
Industrials                                        10.9%
Energy                                             10.8%
Consumer Staples                                    8.3%
Consumer Discretionary                              6.8%
Telecommunication Services                          6.6%
Materials                                           5.8%
Utilities                                           1.8%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

United States                                      39.3%
United Kingdom                                     10.5%
Germany                                             6.3%
People's Republic of China                          5.3%
Italy                                               5.2%
Japan                                               4.6%
Hong Kong                                           4.2%
Switzerland                                         4.0%
France                                              3.4%
Brazil                                              2.5%
South Korea                                         2.3%
Australia                                           2.0%
Canada                                              1.9%
Singapore                                           1.7%
South Africa                                        1.2%
Mexico                                              1.0%
Other (individually less than 1%)                   4.6%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Capital One Financial Corp.                           3.07%
--------------------------------------------------------------------------------
    2.    BP Amoco Plc                                          3.05
--------------------------------------------------------------------------------
    3.    KBR, Inc.                                             2.74
--------------------------------------------------------------------------------
    4.    Microsoft Corp.                                       2.61
--------------------------------------------------------------------------------
    5.    Nestle SA                                             2.27
--------------------------------------------------------------------------------
    6.    Apple, Inc.                                           2.18
--------------------------------------------------------------------------------
    7.    Ensco Plc (A.D.R.)                                    2.05
--------------------------------------------------------------------------------
    8.    Merck & Co., Inc.                                     1.98
--------------------------------------------------------------------------------
    9.    Industrial and Commercial Bank of China, Ltd.         1.90
--------------------------------------------------------------------------------
   10.    China Construction Bank Corp.                         1.88
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                  Pioneer Global Equity Fund | Semiannual Report | 2/29/12     9

Prices and Distributions | 2/29/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                     2/29/12                        8/31/11
--------------------------------------------------------------------------------
        A                       $9.94                          $9.27
------------------------------------------------------------------------------
        B                       $9.82                          $9.08
------------------------------------------------------------------------------
        C                       $9.81                          $9.09
------------------------------------------------------------------------------
        Y                       $9.96                          $9.32
------------------------------------------------------------------------------

Distributions per Share: 9/1/11-2/29/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Net Investment           Short-Term           Long-Term
    Class          Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
      A           $0.1278                 $ --                  $ --
--------------------------------------------------------------------------------
      B           $0.0166                 $ --                  $ --
--------------------------------------------------------------------------------
      C           $0.0319                 $ --                  $ --
--------------------------------------------------------------------------------
      Y           $0.1791                 $ --                  $ --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.


10     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) World
Index.

 Average Annual Total Returns
 (As of February 29, 2012)
--------------------------------------------------------------------------------
                                          Net Asset       Public Offering
 Period                                   Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                2.20%           1.23%
 5 Years                                  -1.28           -2.45
 1 Year                                   -1.71           -7.40
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                           1.69%           1.32%
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                            Pioneer Global
                             Equity Fund           MSCI World Index
12/05                         $9,425                    $10,000
2/06                           9,840                     10,431
2/07                          11,516                     12,085
2/08                          11,861                     12,021
2/09                           6,400                      6,357
2/10                           9,461                      9,809
2/11                          10,983                     11,934
2/12                          10,795                     11,732

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     11

Performance Update | 2/29/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.


 Average Annual Total Returns
 (As of February 29, 2012)
--------------------------------------------------------------------------------
                                             If            If
 Period                                      Held          Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                   1.27%         1.27%
 5 Years                                     -2.18         -2.18
 1 Year                                      -2.59         -6.48
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                             Gross        Net
--------------------------------------------------------------------------------
                                              2.99%         2.22%
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                            Pioneer Global
                             Equity Fund           MSCI World Index
12/05                         $10,000                   $10,000
2/06                           10,420                    10,431
2/07                           12,087                    12,085
2/08                           12,334                    12,021
2/09                            6,591                     6,357
2/10                            9,661                     9,809
2/11                           11,114                    11,934
2/12                           10,827                    11,732

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/13 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

 Average Annual Total Returns
 (As of February 29, 2012)
--------------------------------------------------------------------------------
                                             If            If
 Period                                      Held          Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                   1.27%         1.27%
 5 Years                                     -2.16         -2.16
 1 Year                                      -2.71         -2.71
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                              2.50%         2.22%
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                            Pioneer Global
                             Equity Fund           MSCI World Index
12/05                         $10,000                   $10,000
2/06                           10,420                    10,431
2/07                           12,077                    12,085
2/08                           12,334                    12,021
2/09                            6,599                     6,357
2/10                            9,667                     9,809
2/11                           11,130                    11,934
2/12                           10,829                    11,732

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/13 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     13

Performance Update | 2/29/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

 Average Annual Total Returns
 (As of February 29, 2012)
--------------------------------------------------------------------------------
                                             If            If
 Period                                      Held          Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                   1.96%         1.96%
 5 Years                                     -1.45         -1.45
 1 Year                                      -1.33         -1.33
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                              0.97%         0.82%
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

                            Pioneer Global
                             Equity Fund           MSCI World Index
12/05                         $5,000,000            $5,000,000
2/06                           5,220,220             5,215,491
2/07                           6,070,688             6,042,565
2/08                           6,171,889             6,010,513
2/09                           3,293,997             3,178,376
2/10                           4,900,826             4,904,248
2/11                           5,720,211             5,967,213
2/12                           5,643,965             5,866,078

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/13 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2011 through February 29, 2012.

--------------------------------------------------------------------------------
 Share Class                 A              B              C              Y
--------------------------------------------------------------------------------
 Beginning Account       $1,000.00      $1,000.00      $1,000.00      $1,000.00
 Value on 9/1/11
--------------------------------------------------------------------------------
 Ending Account          $1,087.90      $1,083.60      $1,083.20      $1,090.40
 Value on 2/29/12
--------------------------------------------------------------------------------
 Expenses Paid               $6.75         $11.40         $11.39         $4.16
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.20%, 2.20%, and 0.80% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return before expenses, reflecting the period from September 1, 2011 through February 29, 2012.

--------------------------------------------------------------------------------
 Share Class               A               B               C               Y
--------------------------------------------------------------------------------
 Beginning Account     $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 9/1/11
--------------------------------------------------------------------------------
 Ending Account        $1,018.40       $1,013.92       $1,013.92       $1,020.89
 Value on 2/29/12
--------------------------------------------------------------------------------
 Expenses Paid             $6.52          $11.02          $11.02           $4.02
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.20%, 2.20%, and 0.80% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


16     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Schedule of Investments | 2/29/12 (unaudited)

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
               PREFERRED STOCKS -- 0.4%
               UTILITIES -- 0.4%
               Multi-Utilities -- 0.4%
   13,600      RWE AG*                                         $    575,162
---------------------------------------------------------------------------
               Total Utilities                                 $    575,162
---------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS
               (Cost $443,691)                                 $    575,162
---------------------------------------------------------------------------
               COMMON STOCKS -- 97.4%
               ENERGY -- 10.7%
               Integrated Oil & Gas -- 7.0%
  509,745      BP Amoco Plc                                    $  4,005,120
   13,400      Lukoil Holding (A.D.R.)*                             854,250
    6,300      Occidental Petroleum Corp.                           657,531
  651,900      PetroChina Co., Ltd.*                                980,587
   42,200      Total SA                                           2,364,916
   17,900      YPF SA (A.D.R.)*                                     469,517
                                                               ------------
                                                               $  9,331,921
---------------------------------------------------------------------------
               Oil & Gas Drilling -- 2.0%
   46,100      Ensco Plc (A.D.R.)                              $  2,687,630
---------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 1.7%
    7,800      Anadarko Petroleum Corp.                        $    656,136
    1,100      HRT Participacoes em SA*                             435,644
      159      Inpex Corp.*                                       1,124,356
                                                               ------------
                                                               $  2,216,136
                                                               ------------
               Total Energy                                    $ 14,235,687
---------------------------------------------------------------------------
               MATERIALS -- 5.5%
               Construction Materials -- 0.8%
1,254,000      China Resources Cement Holdings, Ltd.           $  1,041,359
---------------------------------------------------------------------------
               Diversified Chemical -- 0.5%
   53,500      Huntsman Corp.*                                 $    730,810
---------------------------------------------------------------------------
               Diversified Metals & Mining -- 0.3%
   32,300      Eurasian Natural Resources Corp.                $    359,497
---------------------------------------------------------------------------
               Fertilizers & Agricultural Chemicals -- 0.9%
   20,500      The Mosaic Co.*                                 $  1,183,875
---------------------------------------------------------------------------
               Forest Products -- 0.1%
  138,700      Sino-Forest Corp.*(c)                           $    192,181
---------------------------------------------------------------------------
               Gold -- 1.7%
   21,800      Anglogold Ashanti, Ltd. (A.D.R.)                $    925,410
  950,500      Centamin Egypt, Ltd.*                              1,373,080
                                                               ------------
                                                               $  2,298,490
---------------------------------------------------------------------------
               Precious Metals & Minerals -- 0.5%
   28,700      Impala Platinum Holdings, Ltd.*                 $    638,095
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     17

-----------------------------------------------------------------------------------
 Shares                                                                Value
-----------------------------------------------------------------------------------
               Steel -- 0.7%
   35,100      Companhia Vale do Rio Doce (A.D.R.)                     $    882,414
                                                                       ------------
               Total Materials                                         $  7,326,721
-----------------------------------------------------------------------------------
               CAPITAL GOODS -- 10.3%
               Aerospace & Defense -- 0.5%
    8,327      United Technologies Corp.                               $    698,385
-----------------------------------------------------------------------------------
               Construction & Engineering -- 2.7%
   99,100      KBR, Inc.                                               $  3,599,312
-----------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 2.7%
   12,600      Cummins, Inc.                                           $  1,519,182
1,843,733      Industrea, Ltd.                                            1,738,709
    9,300      Komatsu, Ltd.*                                               278,429
                                                                       ------------
                                                                       $  3,536,320
-----------------------------------------------------------------------------------
               Electrical Components & Equipment -- 0.6%
   10,800      Rockwell International Corp.                            $    863,784
-----------------------------------------------------------------------------------
               Industrial Conglomerates -- 2.0%
    7,800      3M Co.                                                  $    683,280
   26,900      General Electric Co.                                         512,445
  297,000      Shanghai Industrial Holdings, Ltd.                         1,073,534
    3,800      Siemens AG (A.D.R.)                                          378,898
                                                                       ------------
                                                                       $  2,648,157
-----------------------------------------------------------------------------------
               Trading Companies & Distributors -- 1.8%
  182,000      Itochu Corp.*                                           $  2,078,858
  222,200      Noble Group, Ltd.                                            249,973
                                                                       ------------
                                                                       $  2,328,831
                                                                       ------------
               Total Capital Goods                                     $ 13,674,789
-----------------------------------------------------------------------------------
               TRANSPORTATION -- 0.5%
               Highways & Railtrack -- 0.5%
1,413,700      Yuexiu Transport Infrastructure, Ltd.                   $    639,540
                                                                       ------------
               Total Transportation                                    $    639,540
-----------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 3.5%
               Auto Parts & Equipment -- 1.1%
  295,800      China XD Plastics Co.*                                  $  1,505,622
-----------------------------------------------------------------------------------
               Automobile Manufacturers -- 1.4%
   29,600      Daimlerchrysler AG                                      $  1,789,155
-----------------------------------------------------------------------------------
               Tires & Rubber -- 1.0%
   20,900      Bridgestone Corp.                                       $    504,703
   84,400      Pirelli & Co. S.p.A.*                                        878,795
                                                                       ------------
                                                                       $  1,383,498
                                                                       ------------
               Total Automobiles & Components                          $  4,678,275
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

----------------------------------------------------------------------------
 Shares                                                         Value
----------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 0.2%
             Household Appliances -- 0.2%
  13,200     Electrolux AB (Series B)                           $    289,998
                                                                ------------
             Total Consumer Durables & Apparel                  $    289,998
----------------------------------------------------------------------------
             CONSUMER SERVICES -- 0.5%
             Restaurants -- 0.5%
   6,900     McDonald's Corp.                                   $    685,032
                                                                ------------
             Total Consumer Services                            $    685,032
----------------------------------------------------------------------------
             MEDIA -- 2.2%
             Advertising -- 0.4%
  42,300     WPP Group Plc                                      $    542,090
----------------------------------------------------------------------------
             Movies & Entertainment -- 1.8%
  56,300     The Walt Disney Co.                                $  2,364,037
                                                                ------------
             Total Media                                        $  2,906,127
----------------------------------------------------------------------------
             RETAILING -- 0.3%
             Automotive Retail -- 0.3%
   4,100     USS Co., Ltd.*                                     $    402,475
                                                                ------------
             Total Retailing                                    $    402,475
----------------------------------------------------------------------------
             FOOD & DRUG RETAILING -- 0.5%
             Food Retail -- 0.5%
  16,500     FamilyMart Co., Ltd.                               $    643,465
                                                                ------------
             Total Food & Drug Retailing                        $    643,465
----------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 7.7%
             Distillers & Vintners -- 1.0%
  62,700     Constellation Brands, Inc.*                        $  1,369,368
----------------------------------------------------------------------------
             Packaged Foods & Meats -- 3.1%
  33,100     Campbell Soup Co.                                  $  1,102,892
  48,800     Nestle SA (Registered Shares)                         2,985,778
                                                                ------------
                                                                $  4,088,670
----------------------------------------------------------------------------
             Soft Drinks -- 1.0%
  18,300     Fomento Economico Mexicano SA de C.V. (A.D.R.)     $  1,346,880
----------------------------------------------------------------------------
             Tobacco -- 2.6%
  32,200     Altria Group, Inc.                                 $    969,220
  34,500     Imperial Tobacco Group Plc                            1,368,642
     200     Japan Tobacco, Inc.*                                  1,064,425
                                                                ------------
                                                                $  3,402,287
                                                                ------------
             Total Food, Beverage & Tobacco                     $ 10,207,205
----------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
             Health Care Equipment -- 1.1%
  26,400     Covidien, Ltd.                                     $  1,379,400
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     19

-----------------------------------------------------------------------------
 Shares                                                          Value
-----------------------------------------------------------------------------
               Health Care Services -- 0.3%
    6,600      Medco Health Solutions, Inc.*                     $    446,094
                                                                 ------------
               Total Health Care Equipment & Services            $  1,825,494
-----------------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 9.4%
               Biotechnology -- 1.2%
   14,500      Amgen, Inc.                                       $    985,275
   15,800      Cubist Pharmaceuticals, Inc.*                          677,188
                                                                 ------------
                                                                 $  1,662,463
-----------------------------------------------------------------------------
               Pharmaceuticals -- 8.2%
   98,400      GlaxoSmithKline Plc                               $  2,172,261
   19,660      Johnson & Johnson                                    1,279,473
   68,000      Merck & Co., Inc.                                    2,595,560
   29,100      Novartis                                             1,588,094
   32,500      Pfizer, Inc.                                           685,750
    3,700      Roche Holdings AG*                                     644,475
   13,100      Salix Pharmaceuticals, Ltd.*                           646,092
    8,557      Sanofi                                                 634,112
   14,400      Teva Pharmaceutical Industries, Ltd. (A.D.R.)          645,264
                                                                 ------------
                                                                 $ 10,891,081
                                                                 ------------
               Total Pharmaceuticals & Biotechnology             $ 12,553,544
-----------------------------------------------------------------------------
               BANKS -- 12.4%
               Diversified Banks -- 12.4%
   96,000      Banco Itau S.A. (A.D.R.)                          $  2,020,800
   27,500      Banco Santander Brasil (A.D.R.)*                       293,700
6,000,000      Bank Pembangunan Daerah Jawa                           747,746
2,971,385      China Construction Bank                              2,474,104
  103,100      Commerzbank AG*                                        258,642
3,432,505      Industrial and Commercial Bank of China*             2,496,270
   64,200      Industrial Bank of Korea*                              741,380
  867,800      Intesa Sanpaolo*                                     1,685,695
   35,900      National Australia Bank, Ltd.                          907,973
  101,000      Overseas-Chinese Banking Corp., Ltd.                   721,640
  219,300      Philippine National Bank*                              349,418
   27,900      Royal Bank of Canada                                 1,569,793
   29,000      Societe Generale                                       933,855
    8,550      Toronto-Dominion Bank                                  697,178
   43,800      United Overseas Bank                                   631,884
                                                                 ------------
                                                                 $ 16,530,078
                                                                 ------------
               Total Banks                                       $ 16,530,078
-----------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 9.3%
               Asset Management & Custody Banks -- 2.1%
   31,300      Invesco, Ltd.                                     $    775,301
  952,500      Man Group Plc                                        1,983,366
                                                                 ------------
                                                                 $  2,758,667
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

-----------------------------------------------------------------------------
 Shares                                                          Value
-----------------------------------------------------------------------------
               Consumer Finance -- 3.0%
   79,800      Capital One Financial Corp.                       $  4,037,880
-----------------------------------------------------------------------------
               Diversified Financial Services -- 1.9%
   12,800      Citigroup, Inc.                                   $    426,496
   51,900      JPMorgan Chase & Co.                                 2,036,556
                                                                 ------------
                                                                 $  2,463,052
-----------------------------------------------------------------------------
               Multi-Sector Holding -- 0.8%
1,002,300      First Pacific Co.                                 $  1,123,622
-----------------------------------------------------------------------------
               Specialized Finance -- 1.5%
   30,600      Deutsche Boerse AG*                               $  2,031,351
                                                                 ------------
               Total Diversified Financials                      $ 12,414,572
-----------------------------------------------------------------------------
               INSURANCE -- 3.2%
               Life & Health Insurance -- 0.7%
  109,300      Ping An Insurance (Group) Co. of China, Ltd.      $    942,753
-----------------------------------------------------------------------------
               Multi-Line Insurance -- 1.7%
   18,354      Allianz AG                                        $  2,224,089
-----------------------------------------------------------------------------
               Reinsurance -- 0.8%
    7,000      Muenchener Rueckversicherungs Gesellschaft AG     $  1,020,676
                                                                 ------------
               Total Insurance                                   $  4,187,518
-----------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 5.7%
               Application Software -- 0.3%
   17,500      Nuance Communications, Inc.*                      $    453,600
-----------------------------------------------------------------------------
               Internet Software & Services -- 0.8%
    1,700      Google, Inc.*                                     $  1,051,025
-----------------------------------------------------------------------------
               Systems Software -- 4.6%
  108,019      Microsoft Corp.                                   $  3,428,523
   27,200      Oracle Corp.                                           796,144
   51,400      Rovi Corp.*                                          1,823,672
                                                                 ------------
                                                                 $  6,048,339
                                                                 ------------
               Total Software & Services                         $  7,552,964
-----------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 2.7%
               Communications Equipment -- 0.5%
   11,100      Qualcomm, Inc.                                    $    690,198
-----------------------------------------------------------------------------
               Computer Hardware -- 2.2%
    5,285      Apple, Inc.*                                      $  2,866,795
                                                                 ------------
               Total Technology Hardware & Equipment             $  3,556,993
-----------------------------------------------------------------------------
               SEMICONDUCTORS -- 3.5%
               Semiconductor Equipment -- 1.2%
   56,000      Applied Materials, Inc.                           $    685,440
   62,500      ASM Pacific Technology, Ltd.                           879,722
                                                                 ------------
                                                                 $  1,565,162
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     21

------------------------------------------------------------------------------
 Shares                                                           Value
------------------------------------------------------------------------------
               Semiconductors -- 2.3%
   14,900      Hynix Semiconductor, Inc.*                         $    399,954
   87,900      Micron Technology, Inc.*                                751,545
    3,500      Samsung Electronics Co., Ltd. (144A) (A.D.R.)*        1,892,466
                                                                  ------------
                                                                  $  3,043,965
                                                                  ------------
               Total Semiconductors                               $  4,609,127
------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 6.5%
               Integrated Telecommunication Services -- 3.5%
   36,600      CenturyLink, Inc.                                  $  1,473,150
  933,000      Pacific Century Cyberworks, Ltd.*                       344,410
  264,500      Singapore Telecommunications, Ltd.                      669,228
2,353,100      Telecom Italia S.p.A. di Risp*                        2,226,928
                                                                  ------------
                                                                  $  4,713,716
------------------------------------------------------------------------------
               Wireless Telecommunication Services -- 3.0%
   43,300      China Mobile, Ltd.                                 $    460,381
  629,300      Idea Cellular, Ltd.*                                  1,204,637
    2,900      Millicom International Cellular SA (A.D.R.)             325,487
   71,900      Vodafone Group Plc (A.D.R.)                           1,947,771
                                                                  ------------
                                                                  $  3,938,276
                                                                  ------------
               Total Telecommunication Services                   $  8,651,992
------------------------------------------------------------------------------
               UTILITIES -- 1.4%
               Electric Utilities -- 1.0%
  318,100      Enel S.p.A.*                                       $  1,276,214
------------------------------------------------------------------------------
               Multi-Utilities -- 0.1%
    7,276      GDF Suez SA                                        $    188,668
------------------------------------------------------------------------------
               Water Utilities -- 0.3%
  699,000      Manila Water Co., Inc.                             $    364,648
                                                                  ------------
               Total Utilities                                    $  1,829,530
------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $121,823,274)                                $129,401,126
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------
               CORPORATE BONDS -- 1.0%
               MATERIALS -- 0.2%
               Paper Packaging -- 0.2%
  335,000      Sealed Air Corp., 6.875%, 7/15/33                  $    321,600
                                                                  ------------
               Total Materials                                    $    321,600
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

---------------------------------------------------------------------
Principal
Amount ($)                                               Value
---------------------------------------------------------------------
             BANKS -- 0.8%
             Diversified Banks -- 0.8%
300,000      BNP Paribas SA, 5.019%, 4/29/49             $    316,323
600,000      Intesa Sanpaolo S.p.A., 8.047%, 6/29/49          708,275
 18,000      NBP Capital Trust III, 7.375%, 10/29/49           12,870
                                                         ------------
                                                         $  1,037,468
                                                         ------------
             Total Banks                                 $  1,037,468
---------------------------------------------------------------------
             TOTAL CORPORATE BONDS
             (Cost $1,132,957)                           $  1,359,068
---------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 98.8%
             (Cost $123,399,922) (a)(b)                  $131,335,356
---------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- 1.2%        $  1,545,628
---------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                  $132,880,984
=====================================================================

(A.D.R.) American Depositary Receipt

*        Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2012, the value of these securities amounted to $1,892,466 or 1.4% of total net assets.

(a) At February 29, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $123,827,347 was as follows:

           Aggregate gross unrealized gain for all investments in which there is an
             excess of value over tax cost                                            $14,178,223
           Aggregate gross unrealized loss for all investments in which there is an
             excess of tax cost over value                                             (6,670,214)
                                                                                       -----------
           Net unrealized gain                                                        $ 7,508,009
                                                                                       ===========

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     23

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

             United States                             39.3%
             United Kingdom                            10.5%
             Germany                                    6.3%
             People's Republic of China                 5.3%
             Italy                                      5.2%
             Japan                                      4.6%
             Hong Kong                                  4.2%
             Switzerland                                4.0%
             France                                     3.4%
             Brazil                                     2.5%
             South Korea                                2.3%
             Australia                                  2.0%
             Canada                                     1.9%
             Singapore                                  1.7%
             South Africa                               1.2%
             Mexico                                     1.0%
             Other (individually less than 1%)          4.6%
                                                      -----
                                                      100.0%
                                                      =====

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
         Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2012 aggregated $98,251,310 and $108,553,987, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities using fair value methods are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 29, 2012, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------
                                 Level 1          Level 2           Level 3      Total
---------------------------------------------------------------------------------------------
Common Stocks (U.S.)             $61,544,603      $        --       $     --     $ 61,544,603
Common Stocks (Foreign)            2,702,615       64,961,727        192,181       67,856,523
Preferred Stock                      575,162               --             --          575,162
Corporate Bonds                           --        1,359,068             --        1,359,068
---------------------------------------------------------------------------------------------
  Total                          $64,822,380      $66,320,795       $192,181     $131,335,356
=============================================================================================
Other Financial Instruments*     $   (46,100)     $      (166)      $     --     $    (46,266)
---------------------------------------------------------------------------------------------

* Other financial instruments include foreign exchange and futures contracts.

The accompanying notes are an integral part of these financial statements.

24     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------
                                                      Common
                                                      Stocks
--------------------------------------------------------------
Balance as of 8/31/11                                 $141,625
Realized gain (loss)(1)                                     --
Change in unrealized appreciation (depreciation)(2)     50,556
Net purchases (sales)                                       --
Transfers in and out of Level 3*                            --
--------------------------------------------------------------
Balance as of 2/29/12                                 $192,181
==============================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
*   Transfers are calculated on the beginning of period values.

Net change in unrealized appreciation (depreciation) of
  investments still held as of 2/29/12                     $50,556

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     25

Statement of Assets and Liabilities | 2/29/12 (unaudited)

ASSETS:
  Investment in securities (cost $123,399,922)                          $131,335,356
  Cash                                                                       693,462
  Futures collateral                                                          48,640
  Foreign currencies, at value (cost $927)                                       967
  Receivables --
   Investment securities sold                                              1,549,541
   Fund shares sold                                                           42,359
   Dividends, interest and foreign taxes withheld                            435,090
   Due from Pioneer Investment Management, Inc.                               25,161
  Other                                                                       38,072
------------------------------------------------------------------------------------
     Total assets                                                       $134,168,648
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $  1,034,270
   Fund shares repurchased                                                    82,197
   Forward foreign currency settlement contracts, net                            166
   Variation margin                                                            3,150
  Due to affiliates                                                           41,535
  Accrued expenses                                                           126,346
------------------------------------------------------------------------------------
     Total liabilities                                                  $  1,287,664
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $182,258,722
  Undistributed net investment income                                        856,043
  Accumulated net realized loss on investments and foreign currency
   transactions                                                          (58,134,512)
  Net unrealized gain on investments                                       7,935,434
  Net unrealized gain on other assets and liabilities denominated in
   foreign currencies                                                         11,397
  Net unrealized loss on futures                                             (46,100)
------------------------------------------------------------------------------------
     Total net assets                                                   $132,880,984
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $62,349,773/6,273,944 shares)                       $       9.94
  Class B (based on $3,648,273/371,679 shares)                          $       9.82
  Class C (based on $6,443,117/656,778 shares)                          $       9.81
  Class Y (based on $60,439,821/6,067,461 shares)                       $       9.96
MAXIMUM OFFERING PRICE:
  Class A ($9.94 [divided by] 94.25%)                                   $      10.55
====================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Statement of Operations (unaudited)

For the Six Months Ended 2/29/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $42,798)                      $  1,463,675
  Interest                                                                        65,481
  Income from securities loaned, net                                              52,615
-----------------------------------------------------------------------------------------------------------
     Total investment income                                                                   $  1,581,771
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $    468,237
  Transfer agent fees
   Class A                                                                       109,285
   Class B                                                                        18,519
   Class C                                                                        11,557
   Class Y                                                                           165
  Distribution fees
   Class A                                                                        72,733
   Class B                                                                        18,558
   Class C                                                                        29,899
  Shareholder communications expense                                              46,649
  Administrative reimbursements                                                   18,105
  Custodian fees                                                                  23,291
  Registration fees                                                               36,180
  Professional fees                                                               26,076
  Printing expense                                                                17,013
  Fees and expenses of nonaffiliated Trustees                                      3,966
  Miscellaneous                                                                      984
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $    901,217
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                                 (189,728)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $    711,489
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                   $    870,282
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                              $ (2,433,897)
   Futures contracts                                                            (263,555)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                          (967,298)      $ (3,664,750)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                              $ 11,998,825
   Futures contracts                                                             (46,100)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           724,865       $ 12,677,590
-----------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                    $  9,012,840
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                         $  9,883,122
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     27

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  2/29/12           Year Ended
                                                                  (unaudited)       8/31/11
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $    870,282      $  2,029,374
Net realized gain (loss) on investments, futures contracts and
  foreign currency transactions                                     (3,664,750)       18,511,727
Change in net unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                       12,677,590        (5,907,659)
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations           $  9,883,122      $ 14,633,442
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.13 and $0.06 per share, respectively)              $   (808,116)     $   (415,946)
   Class B ($0.02 and $0.00 per share, respectively)                    (6,659)               --
   Class C ($0.03 and $0.00 per share, respectively)                   (20,814)               --
   Class Y ($0.18 and $0.11 per share, respectively)                (1,109,955)         (711,220)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $ (1,945,544)     $ (1,127,166)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  3,697,983      $  9,623,090
Reinvestment of distributions                                          823,533           411,202
Cost of shares repurchased                                         (10,820,703)      (24,160,771)
------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                                 $ (6,299,187)     $(14,126,479)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                          $  1,638,391      $   (620,203)
NET ASSETS:
Beginning of period                                                131,242,593       131,862,796
------------------------------------------------------------------------------------------------
End of period                                                     $132,880,984      $131,242,593
================================================================================================
Undistributed net investment income                               $    856,043      $  1,931,305
================================================================================================

The accompanying notes are an integral part of these financial statements.

28     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

--------------------------------------------------------------------------------------------
                                     '12 Shares    '12 Amount     '11 Shares     '11 Amount
                                     (unaudited)   (unaudited)
--------------------------------------------------------------------------------------------
Class A
Shares sold                           202,602      $ 2,247,051       670,887     $ 6,600,343
Reinvestment of distributions          88,140          774,760        40,574         398,443
Less shares repurchased              (568,476)      (5,215,042)   (1,438,891)    (14,151,064)
--------------------------------------------------------------------------------------------
   Net decrease                      (277,734)     $(2,193,231)     (727,430)    $(7,152,278)
============================================================================================
Class B
Shares sold                            16,102      $   170,771        35,442     $   339,937
Reinvestment of distributions             749            6,512            --              --
Less shares repurchased              (105,055)        (938,528)     (248,775)     (2,390,105)
--------------------------------------------------------------------------------------------
   Net decrease                       (88,204)     $  (761,245)     (213,333)    $(2,050,168)
============================================================================================
Class C
Shares sold                            62,086      $   601,010       161,657     $ 1,577,172
Reinvestment of distributions           2,205           19,169            --              --
Less shares repurchased              (116,002)      (1,030,524)     (189,333)     (1,831,876)
--------------------------------------------------------------------------------------------
   Net decrease                       (51,711)     $  (410,345)      (27,676)    $  (254,704)
============================================================================================
Class Y
Shares sold                            30,224      $   679,151       112,886     $ 1,105,638
Reinvestment of distributions           2,624           23,092         1,295          12,759
Less shares repurchased              (397,593)      (3,636,609)     (594,937)     (5,787,726)
--------------------------------------------------------------------------------------------
   Net decrease                      (364,745)     $(2,934,366)     (480,756)    $(4,669,329)
============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     29

Financial Highlights

                                                                           Six Months
                                                                           Ended
                                                                           2/29/12         Year Ended
                                                                           (unaudited)     8/31/11
Class A
Net asset value, beginning of period                                       $  9.27         $  8.44
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $  0.06         $  0.13
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       0.74            0.76
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  0.80         $  0.89
Distribution to shareowners:
 Net investment income                                                       (0.13)          (0.06)
 Net realized gain                                                              --              --
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  0.67         $  0.83
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  9.94         $  9.27
=====================================================================================================
Total return*                                                                 8.79%          10.48%
Ratio of net expenses to average net assets+                                  1.30%**         1.30%
Ratio of net investment income to average net assets+                         1.23%**         1.23%
Portfolio turnover rate                                                        158%**          194%
Net assets, end of period (in thousands)                                   $62,350         $60,701
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.71%**         1.67%
 Net investment income (loss)                                                 0.82%**         0.86%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 1.30%**         1.30%
 Net investment income                                                        1.23%**         1.23%
=====================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended   Year Ended    Year Ended    Year Ended
                                                                             8/31/10      8/31/09       8/31/08       8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                         $  8.56      $ 10.42       $ 12.53       $11.18
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                       $  0.08      $  0.07       $  0.14       $ 0.08
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        (0.17)       (1.76)        (1.38)        1.53
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                         $ (0.09)     $ (1.69)      $ (1.24)      $ 1.61
Distribution to shareowners:
 Net investment income                                                         (0.03)       (0.17)        (0.11)       (0.05)
 Net realized gain                                                                --           --         (0.76)       (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $ (0.12)     $ (1.86)      $ (2.11)      $ 1.35
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  8.44      $  8.56       $ 10.42       $12.53
================================================================================================================================
Total return*                                                                  (1.13)%     (15.83)%      (10.68)%      14.58%
Ratio of net expenses to average net assets+                                    1.30%        1.30%         1.31%        1.30%
Ratio of net investment income to average net assets+                           0.82%        0.69%         1.30%        1.05%
Portfolio turnover rate                                                          114%         120%          137%          74%
Net assets, end of period (in thousands)                                     $61,466      $70,718       $ 3,060       $2,562
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.71%        2.25%         4.61%        6.11%
 Net investment income (loss)                                                   0.41%       (0.26)%       (2.00)%      (3.76)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.30%        1.30%         1.30%        1.30%
 Net investment income                                                          0.82%        0.69%         1.31%        1.05%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global Equity Fund | Semiannual Report | 2/29/12

-------------------------------------------------------------------------------------------------------
                                                                             Six Months
                                                                             Ended
                                                                             2/29/12         Year Ended
                                                                             (unaudited)     8/31/11
-------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                         $ 9.08          $ 8.30
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                $ 0.05          $ 0.07
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.71            0.71
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                         $ 0.76          $ 0.78
Distribution to shareowners:
 Net investment income                                                        (0.02)             --
 Net realized gain                                                               --              --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $ 0.74          $ 0.78
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 9.82          $ 9.08
=======================================================================================================
Total return*                                                                  8.36%           9.40%
Ratio of net expenses to average net assets+                                   2.20%**         2.20%
Ratio of net investment income (loss) to average net assets+                   0.35%**         0.29%
Portfolio turnover rate                                                         158%**          194%
Net assets, end of period (in thousands)                                     $3,648          $4,175
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  3.15%**         2.97%
 Net investment loss                                                          (0.60)%**       (0.49)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  2.20%**         2.20%
 Net investment income (loss)                                                  0.35%**         0.29%
=======================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended     Year Ended    Year Ended     Year Ended
                                                                           8/31/10        8/31/09       8/31/08        8/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                       $ 8.47         $ 10.28       $ 12.37        $11.10
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $ 0.00(a)      $ (0.02)      $  0.03        $ 0.00(a)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     (0.17)          (1.70)        (1.36)         1.49
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $(0.17)        $ (1.72)      $ (1.33)       $ 1.49
Distribution to shareowners:
 Net investment income                                                         --           (0.09)           --         (0.01)
 Net realized gain                                                             --              --         (0.76)        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $(0.17)        $ (1.81)      $ (2.09)       $ 1.27
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.30         $  8.47       $ 10.28        $12.37
=================================================================================================================================
Total return*                                                               (2.01)%        (16.57)%      (11.46)%       13.55%
Ratio of net expenses to average net assets+                                 2.20%           2.20%         2.21%         2.20%
Ratio of net investment income (loss) to average net assets+                (0.11)%         (0.01)%        0.41%         0.12%
Portfolio turnover rate                                                       114%            120%          137%           74%
Net assets, end of period (in thousands)                                   $5,587         $ 7,994       $ 1,403        $1,200
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                2.93%           4.14%         5.37%         6.84%
 Net investment loss                                                        (0.84)%         (1.95)%       (2.75)%       (4.52)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                2.20%           2.20%         2.20%         2.20%
 Net investment income (loss)                                               (0.11)%         (0.01)%        0.42%         0.12%
=================================================================================================================================

(a) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Global Equity Fund | Semiannual Report | 2/29/12    31

------------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended
                                                                           2/29/12        Year Ended    Year Ended
                                                                           (unaudited)    8/31/11       8/31/10
------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $ 9.09         $ 8.31        $ 8.48
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $ 0.03         $ 0.04        $ 0.00(b)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      0.72           0.74         (0.17)
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $ 0.75         $ 0.78        $(0.17)
Distribution to shareowners:
 Net investment income                                                      (0.03)            --            --
 Net realized gain                                                             --             --            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ 0.72         $ 0.78        $(0.17)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.81         $ 9.09        $ 8.31
==================================================================================================================
Total return*                                                                8.32%          9.39%        (2.00)%
Ratio of net expenses to average net assets+                                 2.20%**        2.20%         2.20%
Ratio of net investment income (loss) to average net assets+                 0.34%**        0.35%        (0.07)%
Portfolio turnover rate                                                       158%**         194%          114%
Net assets, end of period (in thousands)                                   $6,443         $6,439        $6,118
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                2.51%**        2.48%         2.54%
 Net investment income (loss)                                                0.03%**        0.07%        (0.41)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                2.20%**        2.20%         2.20%
 Net investment income (loss)                                                0.34%**        0.35%        (0.07%)
==================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended       Year Ended    Year Ended
                                                                             8/31/09          8/31/08       8/31/07
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                         $ 10.26          $ 12.39       $ 11.10
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                $ (0.04)         $  0.03       $  0.01
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        (1.68)           (1.36)         1.49
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                         $ (1.72)         $ (1.33)      $  1.50
Distribution to shareowners:
 Net investment income                                                         (0.06)           (0.04)           --
 Net realized gain                                                                --            (0.76)        (0.21)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $ (1.78)         $ (2.13)      $  1.29
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  8.48          $ 10.26       $ 12.39
======================================================================================================================
Total return*                                                                 (16.58)%         (11.47)%       13.65%
Ratio of net expenses to average net assets+                                    2.20%            2.21%         2.20%
Ratio of net investment income (loss) to average net assets+                    0.00%(a)         0.35%         0.12%
Portfolio turnover rate                                                          120%             137%           74%
Net assets, end of period (in thousands)                                     $ 6,910          $   818       $   780
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   3.76%            5.45%         6.70%
 Net investment income (loss)                                                  (1.56)%          (2.89)%        4.38%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   2.20%            2.20%         2.20%
 Net investment income (loss)                                                   0.00%(a)         0.36%         0.12%
======================================================================================================================

(a) Amount rounds to less than 0.01%.
(b) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Financial Highlights

------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    ended
                                                    2/29/12         Year Ended       Year Ended      12/31/08 (a)
                                                    (unaudited)     8/31/11          8/31/10         to 8/31/09
------------------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period               $  9.32         $  8.49          $  8.59         $  7.25
------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                             $  0.09         $  0.18          $  0.12         $  0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       0.73            0.76            (0.17)           1.28
------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
      investment operations                         $  0.82         $  0.94          $ (0.05)        $  1.34
 Distribution to shareowners:
  Net investment income                               (0.18)          (0.11)           (0.05)             --
------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value         $  0.64         $  0.83          $ (0.10)        $  1.34
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  9.96         $  9.32          $  8.49         $  8.59
==================================================================================================================
 Total return*                                         9.04%          10.96%          (0.59)%          18.48%(b)
 Ratio of net expenses to average net assets+          0.80%**         0.80%            0.80%           0.80%**
 Ratio of net investment income to average
  net assets+                                          1.74%**         1.74%            1.33%           2.57%**
 Portfolio turnover rate                                158%**          194%             114%            120%
 Net assets, end of period (in thousands)           $60,440         $59,927          $58,692         $60,071
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Net expenses                                         0.96%**         0.95%            0.96%           1.10%**
  Net investment income                                1.58%**         1.59%            1.17%           2.27%**
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                         0.80%**         0.80%            0.80%           0.80%**
  Net investment income                                1.74%**         1.74%            1.33%           2.57%**
==================================================================================================================

(a) Class Y shares were first publicly offered on December 31, 2008.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     33

Notes to Financial Statements | 2/29/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.


34     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At February 29, 2012, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     35
   data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the years ended August 31, 2011 were as follows:

   --------------------------------------------------
                                                 2011
   --------------------------------------------------
      Distributions paid from:
      Ordinary income                      $1,127,166
   --------------------------------------------------
         Total                             $1,127,166
   ==================================================

   The following shows the components of distributable earnings on a federal income tax basis at August 31, 2011:

   --------------------------------------------------
                                                 2011
   --------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income        $   1,202,656
   Capital loss carryforward              (54,042,337)
   Net unrealized loss                     (4,475,635)
   --------------------------------------------------
      Total                             $ (57,315,316)
   ==================================================

   The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts.

36     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,255 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2012.

D. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

E. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     37

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

   Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At February 29, 2012, the Fund had no securities on loan.

I. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts


38     Pioneer Global Equity Fund | Semiannual Report | 2/29/12
   entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the six months ended February 29, 2012 was 62.

   At February 29, 2012, open futures contracts were as follows.

   -------------------------------------------------------------------------------------------
                                       Number of
                                       Contracts        Settlement                  Unrealized
   Type                                Long/(Short)     Month           Value       Gain (Loss)
   -------------------------------------------------------------------------------------------
   CBOE Volatility Index Futures       (15)             4/12            360,000     $  (4,900)
   CBOE Volatility Index Futures        10              5/12            256,000        17,400
   CBOE Volatility Index Futures        12              6/12            318,000       (58,600)
   -------------------------------------------------------------------------------------------
     Total                                                                          $ (46,100)
   ===========================================================================================

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million and 0.65% on assets over $1 billion. For the six months ended February 29, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 29, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     39
insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,852 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2012.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended February 29, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                            $37,274
 Class B                                                              3,752
 Class C                                                              4,840
 Class Y                                                                783
--------------------------------------------------------------------------------
    Total:                                                          $46,649
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,975 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 29, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $708 in distribution fees payable to PFD at February 29, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within


40     Pioneer Global Equity Fund | Semiannual Report | 2/29/12
five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2012, CDSCs in the amount of $2,116 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 29, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At February 29, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no open portfolio hedges at February 29, 2012. The Fund's gross forward currency settlement contracts receivable and payable were $107,919 and $108,085 respectively, resulting in a net payable of $166. The average number of contracts open during the six months ended February 29, 2012 was 4,048,767,217.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of February 29, 2012 were as follows:

----------------------------------------------------------------------------------
                                                                Liabilities
                                       Asset Derivatives 2012   Derivatives 2012
                                       ----------------------   ------------------
Derivatives Not Accounted
for as Hedging
Instruments Under                      Balance                  Balance
Accounting Standards                   Sheet                    Sheet
Codification (ASC) 815                 Location        Value    Location   Value
----------------------------------------------------------------------------------
 Forward Foreign Currency Contracts*   Receivables     $ --     Payables   $   166
 Futures Contracts**                   Receivables     $ --     Payables   $46,100
----------------------------------------------------------------------------------
    Total                                              $ --                $46,266
==================================================================================

* Forward Foreign Currency Contracts are shown as a net payable on the Statement of Assets and Liabilities.
** Reflects the unrealized depreciation on futures contracts (see Note 1I). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     41

The effect of derivative instruments on the Statement of Operations for the six months ended February 29, 2012 was as follows:


-----------------------------------------------------------------------------------------------------
Derivatives Not                                                                        Change in
Accounted for as                                                      Realized Gain    Unrealized
Hedging Instruments                                                   or (Loss) on     Gain or (Loss)
Under Accounting              Location of Gain or (Loss)              Derivatives      on Derivatives
Standards Codification        on Derivatives Recognized               Recognized       Recognized
(ASC) 815                     in Income                               in Income        in Income
-----------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized gain (loss) on forward     $181,632
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies

 Foreign Exchange Contracts   Change in unrealized gain on                             $728,346
                              forward foreign currency contracts
                              and other assets and liabilities
                              denominated in foreign currencies

 Futures Contracts            Net realized loss on futures            $(263,555)
                              contracts

 Futures Contracts            Change in net unrealized loss on                         $(46,100)
                              futures contracts


42     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     43

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance record and PIM's plan for improving the Fund's performance. The Trustees agreed that they would closely monitor the implementation of PIM's plan for improving the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in


44     Pioneer Global Equity Fund | Semiannual Report | 2/29/12
the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     45
be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


46     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

Trustees, Officers and Service Providers

Trustees                                          Officers
John F. Cogan, Jr., Chairman                      John F. Cogan, Jr., President
David R. Bock                                     Daniel K. Kingsbury, Executive
Mary K. Bush                                        Vice President
Benjamin M. Friedman                              Mark E. Bradley, Treasurer
Margaret B.W. Graham                              Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     47

                           This page for your notes.



































48     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

                           This page for your notes.



































                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     49

                           This page for your notes.



































50     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

                           This page for your notes.



































                 Pioneer Global Equity Fund | Semiannual Report | 2/29/12     51

                           This page for your notes.



































52     Pioneer Global Equity Fund | Semiannual Report | 2/29/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                     Pioneer High Income
                     Municipal Fund
--------------------------------------------------------------------------------
                     Semiannual Report | February 29, 2012
--------------------------------------------------------------------------------


                     Ticker Symbols:

                     Class A   PIMAX
                     Class C   HICMX
                     Class Y   HIMYX



                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                       2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           7

Prices and Distributions                                                    8

Performance Update                                                          9

Comparing Ongoing Fund Expenses                                            12

Schedule of Investments                                                    14

Financial Statements                                                       25

Notes to Financial Statements                                              32

Approval of Investment Advisory Agreement                                  38

Trustees, Officers and Service Providers                                   42


          Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities


2     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     3

Portfolio Management Discussion | 2/29/12

Higher-yielding municipal bonds generally produced improved returns over the six months ended February 29, 2012, aided by growing evidence that the U.S. economic recovery was strengthening. In the following interview, Timothy Pynchon, senior vice president at Pioneer and lead portfolio manager of Pioneer High Income Municipal Fund, discusses the factors that affected the municipal bond market and influenced the performance of the Fund over the six-month period. Mr. Pynchon is responsible for the day-to-day management of the Fund and is supported by David Eurkus, senior vice president at Pioneer.

Q How did the Fund perform during the six-month period ended February 29, 2012?

A Pioneer High Income Municipal Fund Class A shares returned -0.71% at net asset value during the six months ended February 29, 2012, while the Fund's benchmark, the Barclays Capital High Yield Municipal Bond Index (the Barclays Index), returned 6.78%. During the same period, the average return of the 127 mutual funds in Lipper's High Yield Municipal Debt Funds category was 8.13%. On February 29, 2012, the 30-day SEC yield of the Fund's Class A shares was 6.14%, with and without fees waived.

Q What were the principal factors that affected the Fund's performance during the six months ended February 29, 2012?

A The unexpected bankruptcy filing by one corporation, to which several of the Fund's holdings were significantly exposed, was the primary reason for the Fund's underperformance relative to the Barclays Index and its Lipper peers during the six-month period. AMR Corporation (AMR), the parent of American Airlines, filed for bankruptcy protection in late November of 2011, precipitating sharp price drops in several municipal bonds owned by the Fund that were dependent on revenues from American Airlines. That major event marred the otherwise solid performance by the Fund during what was a good six-month period for high-yield municipal bonds.

  Among the biggest individual detractors from the Fund's performance during the period were AMR-related municipal issues from Chicago O'Hare International Airport (Special Facilities Revenue -- American Airlines), Dallas-Ft. Worth International Airport (Facilities Revenue -- American Airlines), and Alliance Airport in Texas (Special Facilities Revenue -- American Airlines). One day after the November 29, 2011, bankruptcy filing, we eliminated all of the Fund's positions in AMR-related unsecured municipal debt, including the three holdings mentioned above.


4     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

Q Did any other factors have significant effects on the Fund's performance during the six months ended February 29, 2012?

A Apart from the difficult experience with AMR-related bonds, the Fund actually performed reasonably well during the six-month period, as the period saw a generally good environment for higher-yielding municipal bonds that produced steadily improving results. The market for high-yielding municipals strengthened during the six months against a backdrop of an improving economy and increased investment in tax-advantaged, higher-yielding opportunities. Demand for higher-yielding, lower-rated municipals kept growing during the period as investors sought new opportunities to attain yield after price gains by investment-grade bonds made that asset class appear more expensive.

  In general, the Fund's performance was helped by a larger portfolio position in the health care sector, which included a substantial weighting in continuing care retirement communities.

  At the end of the six-month period on February 29, 2012, approximately 34% of the Fund's net assets were invested in bonds backed by health care-related projects, including continuing care retirement communities. Airport-backed revenue bonds constituted roughly 13% of the Fund's net assets, while tobacco revenue bonds accounted for about 9% of net assets. Bonds backed by educational institution revenues represented about 8% of the Fund's net assets, while industrial revenue bonds constituted about 6% of net assets. On February 29, 2012, the average effective duration of the Fund holdings was
  10.6 years (duration is a measure of price sensitivity to changes in interest rates).

Q What is your investment outlook?

A We see a number of positive signs in the high-yield municipal bond market that should benefit the Fund.

  First of all, there has been relatively little recent issuance of new higher-yielding bonds, thus limiting the supply available in the market. Second, high-yield bonds have gained in relative value as the rally in investment-grade municipals has left that asset class with higher prices and lower relative yields. Third, generally low interest rates throughout the market have left yield-seeking investors with fewer alternatives. Fourth, the municipal market in general has shown increased awareness of the greater protections offered by project-specific bonds, as opposed to general obligation bonds, given that project-revenue bonds offer greater potential for both capital appreciation and higher yields. Lastly, our economic outlook foresees a steadily strengthening economy, which should buttress the underlying credit-worthiness of high-yield bonds generally, and project-revenue bonds in particular.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     5

  Going forward, we think the Fund is well-positioned for the current environment. We plan to continue to be very selective in choosing specific project-revenue credits for the Fund's portfolio, emphasizing securities backed by revenue streams from essential service projects, such as those in the health care, transportation and education sectors.

Please refer to the Schedule of Investments on pages 14-24 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

A portion of the Fund's income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.


6     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

Portfolio Summary | 2/29/12

Portfolio Quality
--------------------------------------------------------------------------------

(As a percentage of total investment portfolio)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AA                                                    2.6%
A                                                     0.7%
BBB                                                   4.9%
BB                                                    8.3%
B                                                    11.9%
Not Rated                                            64.9%
Cash Equivalent                                       1.5%
CCC                                                   5.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------

(As a percentage of total investment portfolio)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Health                                               43.8%
Transportation                                       12.8%
Various Revenues                                     10.0%
Pollution Control Revenue                             9.6%
Special Revenues                                      9.5%
Education                                             7.2%
Insured                                               4.4%
Reserves                                              1.5%
Housing                                               1.1%
General Obligation                                    0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

    1.    Illinois Finance Authority, 8.125%, 2/15/40                              2.83%
----------------------------------------------------------------------------------------
    2.    West Virginia Hospital Finance Authority, 9.125%, 10/1/41                2.41
----------------------------------------------------------------------------------------
    3.    Public Finance Authority, 8.25%, 6/1/46                                  2.33
----------------------------------------------------------------------------------------
    4.    Illinois Finance Authority, 8.25%, 5/15/45                               2.21
----------------------------------------------------------------------------------------
    5.    Greater Orlando Aviation Authority, 6.5%, 11/15/36                       2.14
----------------------------------------------------------------------------------------
    6.    Capital Trust Agency, 7.75%, 1/1/41                                      2.10
----------------------------------------------------------------------------------------
    7.    Rhode Island Health & Educational Building Corp., 8.375%, 1/1/46         2.10
----------------------------------------------------------------------------------------
    8.    Florida Development Finance Corp., 7.625%, 6/15/41                       2.01
----------------------------------------------------------------------------------------
    9.    Bloomington Port Authority, 9.0%, 12/1/35                                1.98
----------------------------------------------------------------------------------------
   10.    Pennsylvania Economic Development Authority, 6.0%, 6/1/31                1.83
----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     7

Prices and Distributions | 2/29/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                2/29/12                    8/31/11
--------------------------------------------------------------------------------
       A                   $7.28                      $7.58
--------------------------------------------------------------------------------
       C                   $7.29                      $7.58
--------------------------------------------------------------------------------
       Y                   $7.20                      $7.49
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-2/29/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment        Short-Term        Long-Term
     Class            Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A             $0.2440              $ --              $ --
--------------------------------------------------------------------------------
       C             $0.2166              $ --              $ --
--------------------------------------------------------------------------------
       Y             $0.2500              $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital High Yield Municipal Bond Index measures the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 9-11.


8     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer High Income Municipal Fund at public offering price, compared to that of the Barclays Capital High Yield Municipal Bond Index.

 Average Annual Total Returns
 (As of February 29, 2012)
--------------------------------------------------------------------------------
                                          Net Asset       Public Offering
 Period                                   Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (10/17/06)                               0.81%           -0.05%
 5 Years                                  0.08            -0.84
 1 Year                                   5.85             1.05
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                          Gross                   Net
--------------------------------------------------------------------------------
                                          0.88%            0.88%
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

               Pioneer High Income       Barclays Capital High
                 Municipal Fund        Yield Municipal Bond Index
10/06                $9,550                    $10,000
2/07                  9,909                     10,270
2/08                  8,948                      9,569
2/09                  6,836                      7,805
2/10                  9,095                      9,878
2/11                  9,397                     10,337
2/12                  9,947                     11,800

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     9

Performance Update | 2/29/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.


 Average Annual Total Returns
 (As of February 29, 2012)
--------------------------------------------------------------------------------
                                          If              If
 Period                                   Held            Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (10/17/06)                               -0.04%          -0.04%
 5 Years                                  -0.74           -0.74
 1 Year                                    5.06            5.06
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                           1.63%           1.63%
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

               Pioneer High Income       Barclays Capital High
                 Municipal Fund        Yield Municipal Bond Index
10/06                $10,000                   $10,000
2/07                  10,329                    10,270
2/08                   9,219                     9,569
2/09                   6,990                     7,805
2/10                   9,217                     9,878
2/11                   9,471                    10,337
2/12                   9,951                    11,800

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

Performance Update | 2/29/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.

 Average Annual Total Returns
 (As of February 29, 2012)
--------------------------------------------------------------------------------
                                          If              If
 Period                                   Held            Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (10/17/06)                                0.68%           0.68%
 5 Years                                  -0.06           -0.06
 1 Year                                    5.95            5.95
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                           0.67%           0.67%
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

              Pioneer High Income        Barclays Capital High
                 Municipal Fund        Yield Municipal Bond Index
10/06                $5,000,000                $5,000,000
2/07                  5,187,054                 5,135,163
2/08                  4,644,235                 4,784,639
2/09                  3,552,200                 3,902,577
2/10                  4,701,409                 4,939,057
2/11                  4,880,716                 5,168,354
2/12                  5,170,926                 5,900,058

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2011 through February 29, 2012.

--------------------------------------------------------------------------------
 Share Class                          A               C               Y
--------------------------------------------------------------------------------
 Beginning Account                $1,000.00       $1,000.00       $1,000.00
 Value on 9/1/11
--------------------------------------------------------------------------------
 Ending Account Value               $992.90         $990.50         $995.00
 (after expenses) on 2/29/12
--------------------------------------------------------------------------------
 Expenses Paid                        $4.41           $8.17           $3.32
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.65% and 0.67% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


12     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from September 1, 2011 through February 29, 2012.

--------------------------------------------------------------------------------
 Share Class                          A               C               Y
--------------------------------------------------------------------------------
 Beginning Account                $1,000.00       $1,000.00       $1,000.00
 Value on 9/1/11
--------------------------------------------------------------------------------
 Ending Account Value             $1,020.44       $1,016.66       $1,021.53
 (after expenses) on 2/29/12
--------------------------------------------------------------------------------
 Expenses Paid                        $4.47           $8.27           $3.37
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.65% and 0.67% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     13

Schedule of Investments | 2/29/12 (unaudited)

---------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (c)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                         MUNICIPAL BONDS -- 96.5%
                                         Municipal General -- 0.1%
   1,175,000   6.75               NR/NR  Non-Profit Preferred Funding, Floating Rate
                                         Note, 9/15/37                                 $    851,346
---------------------------------------------------------------------------------------------------
                                         Alabama -- 0.7%
   2,000,000                      NR/NR  Huntsville-Redstone VLG Alabama,
                                         6.875%, 1/1/43                                $  1,990,860
   2,580,000                      NR/NR  Huntsville-Redstone VLG Alabama,
                                         7.5%, 1/1/47                                     2,683,303
                                                                                       ------------
                                                                                       $  4,674,163
---------------------------------------------------------------------------------------------------
                                         Arizona -- 0.9%
   2,000,000                      NR/NR  Pima County Arizona Development
                                         Authority, 7.0%, 1/1/38                       $  1,957,700
     750,000                      NR/NR  Pima County Arizona, 8.5%, 7/1/39                  801,195
   4,000,000                      NR/NR  San Luis Facility Development Corp.,
                                         8.375%, 5/1/27                                   3,981,600
                                                                                       ------------
                                                                                       $  6,740,495
---------------------------------------------------------------------------------------------------
                                         California -- 8.3%
   4,000,000                      NR/NR  California County Tobacco Securitization
                                         Agency, 5.0%, 6/1/47                          $  2,921,560
   4,000,000                      NR/B3  California County Tobacco Securitization
                                         Agency, 5.25%, 6/1/45                            2,829,920
   5,935,000                      B-/NR  California County Tobacco Securitization
                                         Agency, 5.25%, 6/1/45                            4,252,724
   9,250,000                      NR/B1  California County Tobacco Securitization
                                         Agency, 5.65%, 6/1/41                            7,073,383
   2,000,000                      NR/NR  California Statewide Communities,
                                         7.5%, 6/1/42                                     2,152,220
     315,559                      NR/NR  California Statewide Communities,
                                         9.0%, 12/1/38 (d)                                    3,029
   4,810,000                      A-/NR  Compton Community Redevelopment
                                         Agency, 6.0%, 8/1/42                             5,056,128
  15,000,000                  BBB-/Baa3  Foothill-Eastern Transportation,
                                         0.0%, 1/15/33*                                   4,146,000
  10,000,000                  BBB-/Baa3  Foothill-Eastern Transportation,
                                         0.0%, 1/15/36*                                   2,193,800
   2,500,000                      B-/B3  Golden State Tobacco Securitization Corp.,
                                         0.0%, 6/1/37*                                    1,743,075
   5,495,000                      B-/B3  Golden State Tobacco Securitization Corp.,
                                         5.75%, 6/1/47                                    4,199,664
  28,055,000                    AA-/Aa3  Oceanside Unified School District,
                                         0.0%, 8/1/49*                                    2,395,616
   6,245,000                    AA-/Aa3  Stockton Unified School District,
                                         0.0%, 8/1/37*                                    1,350,544
  12,115,000                    AA-/Aa3  Stockton Unified School District,
                                         0.0%, 8/1/38*                                    2,454,257

The accompanying notes are an integral part of these financial statements.


14     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (c)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                          California -- (continued)
  13,930,000                    AA-/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/40*                                 $  2,452,794
  17,470,000                    AA-/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/44*                                    2,381,336
  14,850,000                    AA-/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/45*                                    1,897,979
  17,405,000                    AA-/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/46*                                    2,030,467
  14,015,000                    AA-/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/48*                                    1,429,950
   9,500,000                     BB+/B3   Tobacco Securitization Authority of
                                          Southern California, 5.0%, 6/1/37                7,216,675
                                                                                        ------------
                                                                                        $ 60,181,121
----------------------------------------------------------------------------------------------------
                                          Colorado -- 2.5%
   1,040,000                      NR/NR   Colorado Educational & Cultural Facilities
                                          Authority, 5.625%, 12/1/36                    $    746,918
   3,860,000                     BBB/NR   Denver Health, 1.333%, 12/1/33                   2,809,154
  38,000,000                  BBB-/Baa2   E-470 Public Highway Authority,
                                          0.0%, 9/1/40*                                    6,154,860
   8,000,000                      NR/NR   Kremmling Memorial Hospital District,
                                          7.125%, 12/1/45                                  8,487,680
                                                                                        ------------
                                                                                        $ 18,198,612
----------------------------------------------------------------------------------------------------
                                          Florida -- 12.6%
   6,000,000                      NR/NR   Alachua County Health Facilities Authority,
                                          8.125%, 11/15/41                              $  6,186,360
   9,000,000                      NR/NR   Alachua County Health Facilities Authority,
                                          8.125%, 11/15/46                                 9,279,540
  14,000,000                     NR/Ba3   Capital Trust Agency, 7.75%, 1/1/41             14,690,760
   5,900,000                      NR/NR   Collier County Industrial Development
                                          Authority, 14.0%, 5/15/15                        5,897,522
   2,290,000                      NR/NR   County of Palm Beach Florida,
                                          2.0%, 6/1/16                                     2,320,045
  13,380,000                      NR/NR   Florida Development Finance Corp.,
                                          7.625%, 6/15/41                                 14,041,909
   5,000,000                      NR/NR   Florida Development Finance Corp.,
                                          7.75%, 6/15/42                                   5,137,100
   4,050,000                     BB+/NR   Florida Keys College Campus Foundation,
                                          Inc., 7.0%, 11/1/42                              4,058,505
   1,000,000                      NR/NR   Greater Orlando Aviation Authority,
                                          6.375%, 11/15/26                                 1,000,760
  14,965,000                      NR/NR   Greater Orlando Aviation Authority,
                                          6.5%, 11/15/36                                  14,967,843
   2,830,000                      NR/NR   Hillsborough County Florida Industrial
                                          Development, 6.5%, 7/1/29                        2,799,266

The accompanying notes are an integral part of these financial statements.


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     15

--------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (c)     Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                          Florida -- (continued)
   1,410,000                      NR/NR   Hillsborough County Florida Industrial
                                          Development, 6.7%, 7/1/21                   $  1,410,465
   2,380,000                      NR/NR   Hillsborough County Florida Industrial
                                          Development, 6.75%, 7/1/29                     2,379,905
   6,200,000                     BB+/NR   Lee County Florida Industrial Development
                                          Authority, 5.375%, 6/15/37                     5,408,198
   1,870,000                      NR/NR   Liberty County Florida, 8.25%, 7/1/28          1,876,283
                                                                                      ------------
                                                                                      $ 91,454,461
--------------------------------------------------------------------------------------------------
                                          Georgia -- 4.0%
   6,000,000                    CCC+/NR   Clayton County Development Authority,
                                          8.75%, 6/1/29                               $  6,996,780
   9,000,000                    CCC+/NR   Clayton County Development Authority,
                                          9.0%, 6/1/35                                   9,722,880
   4,650,000                      NR/NR   Fulton County Georgia Water and Sewer
                                          Revenue, 5.0%, 7/1/27                          3,813,837
  11,500,000                      NR/NR   Fulton County Georgia Water and Sewer
                                          Revenue, 5.125%, 7/1/42                        8,478,030
                                                                                      ------------
                                                                                      $ 29,011,527
--------------------------------------------------------------------------------------------------
                                          Hawaii -- 0.4%
   1,500,000                      NR/NR   Hawaii State Department Budget,
                                          7.5%, 11/15/15                              $  1,508,325
   1,000,000                      NR/NR   Hawaii State Department Budget,
                                          9.0%, 11/15/44                                 1,176,130
                                                                                      ------------
                                                                                      $  2,684,455
--------------------------------------------------------------------------------------------------
                                          Iowa -- 1.5%
     745,000                      NR/NR   Iowa Financing Authority,
                                          5.0%, 11/15/12                              $    734,406
   1,445,000                      NR/NR   Iowa Financing Authority,
                                          5.5%, 11/15/27                                 1,123,834
   4,365,000                      NR/NR   Iowa Financing Authority,
                                          5.5%, 11/15/37                                 3,123,507
   5,000,000                      B+/B2   Iowa Tobacco Settlement Authority,
                                          5.6%, 6/1/34                                   4,394,050
   2,000,000                      B+/B2   Tobacco Settlement Authority of Iowa,
                                          5.625%, 6/1/46                                 1,541,860
                                                                                      ------------
                                                                                      $ 10,917,657
--------------------------------------------------------------------------------------------------
                                          Illinois -- 12.1%
   5,000,000                      NR/NR   Illinois Finance Authority,
                                          5.625%, 2/15/37                             $  4,301,300
   7,790,000                      NR/NR   Illinois Finance Authority,
                                          6.0%, 11/15/39 (d)                             3,894,844
   4,500,000                      NR/NR   Illinois Finance Authority,
                                          6.25%, 11/15/35                                3,995,685

The accompanying notes are an integral part of these financial statements.


16     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

---------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (c)     Ratings                                                   Value
---------------------------------------------------------------------------------------------------
                                          Illinois -- (continued)
   5,085,000                      NR/NR   Illinois Finance Authority,
                                          7.625%, 5/15/25                              $  5,183,954
   1,750,000                      NR/NR   Illinois Finance Authority, 8.0%, 5/15/30       1,784,388
   3,295,000                      NR/NR   Illinois Finance Authority, 8.0%, 5/15/40       3,357,737
   8,965,000                      NR/NR   Illinois Finance Authority, 8.0%, 5/15/46       9,135,694
  19,640,000                      NR/NR   Illinois Finance Authority,
                                          8.125%, 2/15/40                                19,784,943
   4,500,000                      NR/NR   Illinois Finance Authority,
                                          8.125%, 5/15/40                                 4,567,590
  11,275,000                      NR/NR   Illinois Finance Authority,
                                          8.25%, 2/15/46                                 11,365,651
  15,135,000                      NR/NR   Illinois Finance Authority,
                                          8.25%, 5/15/45                                 15,420,295
   3,185,000                      NR/NR   Southwestern Illinois Development
                                          Authority Revenue, 5.625%, 11/1/26              2,391,839
   2,500,000                      NR/NR   Southwestern Illinois Development
                                          Authority Revenue, 6.625%, 6/1/37               2,540,125
                                                                                       ------------
                                                                                       $ 87,724,045
---------------------------------------------------------------------------------------------------
                                          Indiana -- 2.1%
   3,500,000                      NR/NR   City of Crown Point, 8.0%, 11/15/39          $  3,787,490
     715,000                    B-/Caa2   City of East Chicago, 5.5%, 9/1/28                554,954
   1,500,000                    BBB-/NR   Hammond Local Public Improvement,
                                          6.75%, 8/15/35                                  1,558,800
   2,435,000                      NR/NR   St. Joseph County Industrial Education,
                                          6.0%, 5/15/38                                   2,362,827
   4,000,000                      NR/NR   Vigo County Hospital Authority,
                                          8.0%, 9/1/41                                    4,551,400
   2,340,000                      NR/NR   Vigo County Industrial Hospital,
                                          5.8%, 9/1/47                                    2,255,596
                                                                                       ------------
                                                                                       $ 15,071,067
---------------------------------------------------------------------------------------------------
                                          Kentucky -- 0.3%
   2,000,000                      NR/NR   Kentucky Economic Development Finance
                                          Authority, 7.375%, 5/15/46                   $  2,105,840
---------------------------------------------------------------------------------------------------
                                          Louisiana -- 0.8%
   5,800,000                      NR/NR   Tensas Parish Law Enforcement District,
                                          8.5%, 10/1/26                                $  5,869,600
---------------------------------------------------------------------------------------------------
                                          Massachusetts -- 1.6%
   1,116,746                      NR/NR   Massachusetts Development Finance
                                          Agency, 0.0%, 11/15/56*                      $      5,908
     224,523                      NR/NR   Massachusetts Development Finance
                                          Agency, 5.5%, 11/15/46                            137,410
     751,584                      NR/NR   Massachusetts Development Finance
                                          Agency, 6.25%, 11/15/46                           538,570

The accompanying notes are an integral part of these financial statements.


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     17

--------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (c)     Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                         Massachusetts -- (continued)
  1,235,770                      NR/NR   Massachusetts Development Finance
                                         Agency, 6.25%, 11/15/26                      $  1,004,595
  2,224,798                      NR/NR   Massachusetts Development Finance
                                         Agency, 6.25%, 11/15/39                         1,630,132
  2,000,000                      NR/NR   Massachusetts Development Finance
                                         Agency, 6.75%, 10/25/37                         2,008,120
  2,500,000                      NR/NR   Massachusetts Development Finance
                                         Agency, 7.25%, 6/1/16                           2,501,200
    500,000                      NR/NR   Massachusetts Development Finance
                                         Agency, 7.5%, 6/1/29                              495,670
    880,000                      NR/NR   Massachusetts Development Finance
                                         Agency, 7.625%, 10/15/37                          932,290
  2,000,000                      NR/NR   Massachusetts Development Finance
                                         Agency, 7.875%, 6/1/44                          1,992,660
    500,000                     BBB/NR   Massachusetts Development Finance
                                         Agency, 8.0%, 4/15/39                             576,300
  3,500,000                      NR/NR   Massachusetts State Health,
                                         6.5%, 1/15/38 (d)                                  34,895
                                                                                      ------------
                                                                                      $ 11,857,750
--------------------------------------------------------------------------------------------------
                                         Maryland -- 0.5%
  4,115,000                      NR/NR   County of Howard Maryland,
                                         5.25%, 4/1/27                                $  3,489,397
--------------------------------------------------------------------------------------------------
                                         Maine -- 0.3%
  2,250,000                      NR/B2   Town of Rumford Maine,
                                         6.875%, 10/1/26                              $  2,098,080
--------------------------------------------------------------------------------------------------
                                         Michigan -- 5.1%
    160,000                      NR/NR   Doctor Charles Drew Academy,
                                         5.7%, 11/1/36                                $    108,112
  5,485,000                    BBB-/NR   Flint Michigan International Academy,
                                         5.75%, 10/1/37                                  4,887,629
  4,700,000                      NR/NR   Michigan Public Educational Facilities
                                         Authority Revenue, 5.875%, 6/1/37               4,008,254
    350,000                     BB+/NR   Michigan Public Educational Facilities
                                         Authority Revenue, 7.25%, 4/1/20                  372,047
  2,020,000                     BB+/NR   Michigan Public Educational Facilities
                                         Authority Revenue, 8.0%, 4/1/40                 2,117,586
  2,750,000                      NR/NR   Michigan State Hospital Finance Authority,
                                         5.5%, 11/15/35                                  2,422,475
  4,000,000                      NR/NR   Michigan Strategic Fund,
                                         6.625%, 11/1/41                                 4,216,080
  7,135,000                      NR/NR   Michigan Strategic Fund, 6.75%, 3/1/40          7,752,748
  3,175,000                      NR/NR   Michigan Strategic Fund, 7.25%, 1/1/39          3,317,081

The accompanying notes are an integral part of these financial statements.


18     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

--------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (c)     Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                          Michigan -- (continued)
   7,500,000                      B-/NR   Michigan Tobacco Settlement Finance
                                          Authority, 6.0%, 6/1/34                     $  5,823,150
   2,285,000                      B-/NR   Michigan Tobacco Settlement Finance
                                          Authority, 6.0%, 6/1/48                        1,725,541
                                                                                      ------------
                                                                                      $ 36,750,703
--------------------------------------------------------------------------------------------------
                                          Minnesota -- 2.2%
  13,000,000                      NR/NR   Bloomington Port Authority,
                                          9.0%, 12/1/35                               $ 13,863,460
   1,500,000                      NR/NR   City of Brooklyn Park, 9.25%, 3/1/39           1,684,695
                                                                                      ------------
                                                                                      $ 15,548,155
--------------------------------------------------------------------------------------------------
                                          Missouri -- 1.1%
   2,000,000                      NR/NR   Community Memorial Hospital District,
                                          6.68%, 12/1/34                              $  2,185,220
   4,500,000                      NR/NR   Kirkwood Industrial, 8.25%, 5/15/45            4,934,295
     500,000                      NR/Ca   St. Louis Missouri Development Authority,
                                          7.2%, 12/15/28 (d)                               145,000
   1,365,000                      NR/Ca   St. Louis Missouri Industrial Development
                                          Authority, 7.25%, 12/15/35 (d)                   409,486
                                                                                      ------------
                                                                                      $  7,674,001
--------------------------------------------------------------------------------------------------
                                          North Carolina -- 0.9%
   1,665,000                      NR/NR   North Carolina Medical Care Commission,
                                          7.75%, 3/1/31                               $  1,798,716
   4,725,000                      NR/NR   North Carolina Medical Care Commission,
                                          7.75%, 3/1/41                                  5,043,229
                                                                                      ------------
                                                                                      $  6,841,945
--------------------------------------------------------------------------------------------------
                                          New Jersey -- 2.6%
   5,035,000                       B/B3   New Jersey Economic Development
                                          Authority Special Facility Revenue,
                                          7.0%, 11/15/30                              $  5,041,344
   3,960,000                       B/B3   New Jersey Economic Development
                                          Authority, 6.25%, 9/15/19                      3,970,296
   4,000,000                       B/B3   New Jersey Economic Development
                                          Authority, 6.4%, 9/15/23                       4,005,040
   6,000,000                      NR/NR   New Jersey Economic Development
                                          Authority, 6.625%, 1/1/37                      5,989,860
                                                                                      ------------
                                                                                      $ 19,006,540
--------------------------------------------------------------------------------------------------
                                          New Mexico -- 0.3%
   2,000,000                      NR/NR   County of Otero New Mexico,
                                          8.25%, 12/1/23                              $  1,989,500
--------------------------------------------------------------------------------------------------
                                          New York -- 7.9%
   1,795,000                      NR/NR   Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30                      $  2,023,809

The accompanying notes are an integral part of these financial statements.

         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     19

-------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (c)     Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                          New York -- (continued)
   8,000,000                      NR/NR   Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30                      $ 9,019,760
  10,000,000                      NR/NR   Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30                       11,274,700
   5,750,000                      NR/NR   Erie County New York, 6.0%, 11/15/36          4,859,095
   3,000,000                      NR/NR   Nassau County Industrial Development,
                                          6.7%, 1/1/43                                  2,342,910
  15,750,000                     BB-/B2   New York City Industrial Development
                                          Agency, 5.25%, 12/1/32                       12,747,420
   3,650,000                    B-/Caa2   New York City Transportation Finance,
                                          5.125%, 5/15/30                               3,157,944
  10,300,000                      BB/NR   Seneca Nation Indians Capital
                                          Improvements Authority, 5.0%, 12/1/23         8,874,789
   4,000,000                     BB+/NR   Westchester Tobacco Asset Securitization,
                                          5.125%, 6/1/45                                3,057,480
                                                                                      -----------
                                                                                      $57,357,907
-------------------------------------------------------------------------------------------------
                                          Ohio -- 1.7%
  55,000,000                      NR/NR   Buckeye Tobacco Settlement Finance,
                                          0.0%, 6/1/47*                               $ 1,650,000
   8,645,000                      B-/B3   Buckeye Tobacco Settlement Finance,
                                          5.875%, 6/1/30                                6,690,193
   3,000,000                      B-/B3   Cleveland Ohio Airport Revenue,
                                          5.375%, 9/15/27                               2,733,180
   1,970,000                    B-/Caa2   Ohio State Pollution Control Revenue,
                                          5.65%, 3/1/33                                 1,509,237
                                                                                      -----------
                                                                                      $12,582,610
-------------------------------------------------------------------------------------------------
                                          Pennsylvania -- 3.9%
  15,800,000                    B-/Caa2   Pennsylvania Economic Development
                                          Authority, 6.0%, 6/1/31                     $12,772,712
   2,005,000                  CCC+/Caa3   Pennsylvania Economic Development
                                          Authority, 7.5%, 5/1/20                       2,045,100
  10,575,000                  CCC+/Caa3   Pennsylvania Economic Development
                                          Authority, 8.0%, 5/1/29                      11,129,130
   4,000,000                    AA-/Aa3   Pittsburg Unified School District,
                                          0.0%, 9/1/38*                                   636,040
   3,925,000                    AA-/Aa3   Pittsburg Unified School District,
                                          0.0%, 9/1/39*                                   577,799
   2,500,000                    AA-/Aa3   Pittsburg Unified School District,
                                          0.0%, 9/1/41*                                   441,325
   1,925,000                    AA-/Aa3   Pittsburg Unified School District,
                                          0.0%, 9/1/42*                                   319,762
                                                                                      -----------
                                                                                      $27,921,868
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

--------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (c)     Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                          Rhode Island -- 2.3%
   2,100,000                      NR/NR   Central Falls Rhode Island Detention
                                          Facility Corp., 7.25%, 7/15/35              $  1,686,384
  14,100,000                      NR/NR   Rhode Island Health & Educational
                                          Building Corp., 8.375%, 1/1/46                14,674,152
                                                                                      ------------
                                                                                      $ 16,360,536
--------------------------------------------------------------------------------------------------
                                          Texas -- 9.1%
  12,125,000                      CC/Ca   Brazos River Authority, 5.4%, 10/1/29       $  4,825,750
   1,000,000                      B-/B3   City of Houston Texas, 6.125%, 7/15/27           993,530
     430,000                   BBB/Baa2   Equinix, Inc., 0.0%, 11/15/34*                    96,049
     234,442                      NR/NR   Gulf Coast Waste Disposal Authority Texas
                                          Revenue, 7.0%, 12/1/36 (d)                         2,251
   5,030,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/25*                                2,089,764
   6,000,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/28*                                2,040,300
   9,685,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/31*                                2,662,310
   7,635,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/32*                                1,965,707
   1,120,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/33*                                  270,066
     425,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/35*                                   88,872
   1,690,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/35*                                  353,396
  10,000,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/38*                                1,693,400
  10,000,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/39*                                1,584,500
   1,290,000                   BBB/Baa2   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/41*                                  189,540
   1,600,000                      NR/NR   HFDC of Central Texas, Inc.,
                                          7.75%, 11/15/29                                1,638,688
   6,825,000                      NR/NR   HFDC of Central Texas, Inc.,
                                          7.75%, 11/15/44                                6,878,781
   1,580,000                      NR/NR   Kinney County Public Facilities Corp.,
                                          7.0%, 11/1/25                                  1,553,108
   5,000,000                      NR/NR   Red River Health Facilities Development
                                          Corp., 7.25%, 12/15/47                         5,011,300
   2,000,000                      NR/NR   Red River Health Facilities Development
                                          Corp., 8.0% 11/15/46                           2,056,640
   2,000,000                      NR/NR   Tarrant County Cultural Education,
                                          7.5%, 11/15/16                                 2,003,800
   1,775,000                      NR/NR   Tarrant County Cultural Education,
                                          8.0%, 11/15/28                                 1,879,104

The accompanying notes are an integral part of these financial statements.


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     21

-------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (c)     Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                          Texas -- (continued)
   2,250,000                      NR/NR   Tarrant County Cultural Education,
                                          8.0%, 11/15/29                             $  2,328,390
   5,000,000                      NR/NR   Tarrant County Cultural Education,
                                          8.125%, 11/15/39                              5,161,000
   8,350,000                      NR/NR   Tarrant County Cultural Education,
                                          8.125%, 11/15/44                              8,643,920
   5,000,000                      NR/NR   Tarrant County Cultural Education,
                                          8.25%, 11/15/44                               5,266,450
   4,000,000                      NR/NR   Tarrant County Cultural Education,
                                          8.25%, 11/15/44                               4,138,280
   1,000,000                       D/NR   Texas Midwest Public Facility Corp.,
                                          9.0%, 10/1/30 (d)                               518,060
                                                                                     ------------
                                                                                     $ 65,932,956
-------------------------------------------------------------------------------------------------
                                          Utah -- 1.8%
     925,000                      NR/NR   City of Spanish Fork City Utah,
                                          5.55%, 11/15/21                            $    882,173
   3,150,000                      NR/NR   Spanish Fork City Utah Charter,
                                          5.7%, 11/15/36 (144A)                         2,741,067
   1,510,000                      NR/NR   Utah State Charter School Finance
                                          Authority, 7.25%, 5/15/21                     1,583,628
   1,985,000                      NR/NR   Utah State Charter School Finance
                                          Authority, 8.125%, 5/15/31                    2,096,478
   5,145,000                      NR/NR   Utah State Charter School Finance
                                          Authority, 8.5%, 5/15/41                      5,488,892
                                                                                     ------------
                                                                                     $ 12,792,238
-------------------------------------------------------------------------------------------------
                                          Virginia -- 1.2%
  53,095,000                    CCC+/NR   Tobacco Settlement Financing Corp.,
                                          0.0%, 6/1/47*                              $  1,119,243
  11,000,000                      B-/B2   Tobacco Settlement Financing Corp.,
                                          5.0% 6/1/47                                   7,178,270
                                                                                     ------------
                                                                                     $  8,297,513
-------------------------------------------------------------------------------------------------
                                          Washington -- 3.2%
   3,250,000                      NR/NR   Washington State Housing Finance,
                                          5.25%, 1/1/17                              $  2,838,778
  12,500,000                      NR/NR   Washington State Housing Finance,
                                          5.625%, 1/1/27                                9,195,125
  16,960,000                      NR/NR   Washington State Housing Finance,
                                          5.625%, 1/1/38                               11,325,210
                                                                                     ------------
                                                                                     $ 23,359,113
-------------------------------------------------------------------------------------------------
                                          Wisconsin -- 2.2%
  15,325,000                      NR/NR   Public Finance Authority, 8.25%, 6/1/46    $ 16,251,396
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

--------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (c)     Ratings                                                  Value
--------------------------------------------------------------------------------------------------
                                          West Virginia -- 2.3%
 15,000,000                       NR/NR   West Virginia Hospital Finance Authority,
                                          9.125%, 10/1/41                             $ 16,816,500
--------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $669,900,284)                         $698,413,097
--------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN
                                          SECURITIES -- 96.5%
                                          (Cost $669,900,284) (a)(b)                  $698,413,097
--------------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND LIABILITIES -- 3.5%        $ 25,611,332
--------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                  $724,024,429
==================================================================================================

NR     Not rated by either S&P or Moody's.

* Security issued with a zero coupon. Income is recognized through accretion of discount.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2012, the value of these securities amounted to $2,741,067 or 0.4% of total net assets.

(a) At February 29, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $667,604,517 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $45,273,671
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                             (14,465,091)
                                                                                     -----------
         Net unrealized gain                                                         $30,808,580
                                                                                     ===========

(b) The concentration of investments by type of obligation/market sector is as follows:

          Revenue Bonds:
          Health Care                                                      43.8%
          Transportation                                                   12.8
          Various Revenues                                                 10.0
          Pollution Control Revenue                                         9.6
          Special Revenues                                                  9.5
          Education                                                         7.2
          Insured                                                           4.4
          Reserves                                                          1.5
          Housing                                                           1.1
          General Obligation                                                0.1
       -------------------------------------------------------------------------
                                                                          100.0%
       =========================================================================

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(d)    Security is in default and is non-income producing.


The accompanying notes are an integral part of these financial statements.

         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     23

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2012 aggregated $168,258,756 and $247,090,788, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 29, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                     Level 1      Level 2           Level 3      Total
--------------------------------------------------------------------------------
Municipal Bonds      $--          $698,413,097      $--          $698,413,097
--------------------------------------------------------------------------------
Total                $--          $698,413,097      $--          $698,413,097
================================================================================


The accompanying notes are an integral part of these financial statements.

24     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

Statement of Assets and Liabilities | 2/29/12 (unaudited)

ASSETS:
  Investment in securities, at value (cost $669,900,284)     $698,413,097
  Cash                                                          8,991,803
  Receivables --
   Investment securities sold                                   3,389,759
   Fund shares sold                                             5,676,282
   Interest                                                    13,569,751
  Other                                                           363,804
-------------------------------------------------------------------------
     Total assets                                            $730,404,496
-------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                   $  5,245,713
   Dividends                                                      968,792
  Due to affiliates                                               116,433
  Accrued expenses                                                 49,129
-------------------------------------------------------------------------
     Total liabilities                                       $  6,380,067
-------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                            $778,968,001
  Undistributed net investment income                              74,841
  Accumulated net realized loss on investments                (83,531,226)
  Net unrealized gain on investments                           28,512,813
-------------------------------------------------------------------------
     Total net assets                                        $724,024,429
=========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $343,440,481/47,148,034 shares)          $       7.28
  Class C (based on $236,213,431/32,411,082 shares)          $       7.29
  Class Y (based on $144,370,517/20,050,798 shares)          $       7.20
MAXIMUM OFFERING PRICE:
  Class A ($7.28 [divided by] 95.5%)                         $       7.62
=========================================================================


The accompanying notes are an integral part of these financial statements.

         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     25

Statement of Operations (unaudited)

For the Six Months Ended 2/29/12

INVESTMENT INCOME:
  Interest                                                 $27,852,885
----------------------------------------------------------------------------------------
     Total investment income                                                $ 27,852,885
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 1,911,232
  Transfer agent fees
   Class A                                                      43,054
   Class C                                                      18,941
   Class Y                                                       3,932
  Distribution fees
   Class A                                                     458,289
   Class C                                                   1,203,813
  Shareholder communications expense                           264,963
  Administrative reimbursement                                 112,887
  Custodian fees                                                 8,480
  Registration fees                                             39,866
  Professional fees                                             43,233
  Printing expense                                              13,075
  Fees and expenses of nonaffiliated Trustees                   13,876
  Interest expense                                              13,372
  Miscellaneous                                                 29,826
----------------------------------------------------------------------------------------
     Total expenses                                                         $  4,178,839
----------------------------------------------------------------------------------------
       Net investment income                                                $ 23,674,046
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $(61,400,842)
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $ 26,351,133
----------------------------------------------------------------------------------------
  Net loss on investments                                                   $(35,049,709)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $(11,375,663)
========================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           2/29/12            Year Ended
                                                           (unaudited)        8/31/11
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $ 23,674,046       $ 46,670,665
Net realized loss on investments                            (61,400,842)       (11,110,342)
Change in net unrealized gain (loss) on investments          26,351,133        (19,956,783)
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $(11,375,663)      $ 15,603,540
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.24 and $0.52 per share, respectively)       $(12,216,553)      $(23,970,994)
   Class C ($0.22 and $0.46 per share, respectively)         (7,110,995)       (13,170,041)
   Class Y ($0.25 and $0.53 per share, respectively)         (5,904,132)        (8,328,485)
------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $(25,231,680)      $(45,469,520)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $214,310,743       $641,124,820
Reinvestment of distributions                                17,946,611         33,713,271
Cost of shares repurchased                                 (293,444,461)      (396,302,944)
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                               $(61,187,107)      $278,535,147
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                   $(97,794,450)      $248,669,167
NET ASSETS:
Beginning of period                                         821,818,879        573,149,712
------------------------------------------------------------------------------------------
End of period                                              $724,024,429       $821,818,879
------------------------------------------------------------------------------------------
Undistributed net investment income                        $     74,841       $  1,632,475
------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     27

--------------------------------------------------------------------------------------------------
                                     '12 Shares      '12 Amount       '11 Shares      '11 Amount
                                     (unaudited)     (unaudited)
--------------------------------------------------------------------------------------------------
Class A
Shares sold                           15,805,557     $117,305,007      44,404,439     $335,670,830
Reinvestment of distributions          1,293,296        9,465,848       2,533,975       19,113,357
Less shares repurchased              (19,961,919)    (144,756,801)    (35,985,432)    (271,793,681)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)            (2,863,066)    $(17,985,946)     10,952,982     $ 82,990,506
==================================================================================================
Class C
Shares sold                            5,606,077     $ 41,512,769      16,070,267     $122,778,656
Reinvestment of distributions            649,219        4,755,711       1,243,136        9,376,715
Less shares repurchased               (6,147,875)     (44,559,690)     (8,133,819)     (60,947,257)
--------------------------------------------------------------------------------------------------
   Net increase                          107,421     $  1,708,790       9,179,584     $ 71,208,114
==================================================================================================
Class Y
Shares sold                            7,593,627     $ 55,492,967      24,449,133     $182,675,334
Reinvestment of distributions            514,079        3,725,052         700,304        5,223,199
Less shares repurchased              (14,495,638)    (104,127,970)     (8,578,076)     (63,562,006)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)            (6,387,932)    $(44,909,951)     16,571,361     $124,336,527
==================================================================================================


The accompanying notes are an integral part of these financial statements.

28     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

Financial Highlights

--------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended          Year
                                                                                2/29/12        Ended
                                                                                (unaudited)    8/31/11
--------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $   7.58       $   7.97
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $   0.23       $   0.53
 Net realized and unrealized gain (loss) on investments                            (0.29)         (0.40)
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations              $  (0.06)      $   0.13
Distributions to shareowners:
 Net investment income                                                             (0.24)         (0.52)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  (0.30)      $  (0.39)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   7.28       $   7.58
========================================================================================================
Total return*                                                                      (0.71)%         1.83%
Ratio of net expenses to average net assets+                                        0.89%**        0.88%
Ratio of net investment income to average net assets+                               6.28%**        6.98%
Portfolio turnover rate                                                               44%**          65%
Net assets, end of period (in thousands)                                        $343,440       $378,883
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       0.89%**        0.88%
 Net investment income                                                              6.28%**        6.98%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       0.89%**        0.88%
 Net investment income                                                              6.28%**        6.98%
========================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10/17/06 (a)
                                                                      Year           Year           Year           (Commencement
                                                                      Ended          Ended          Ended          of Operations)
                                                                      8/31/10        8/31/09        8/31/08        to 8/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $   6.84       $  8.70        $  9.72        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.55       $  0.56        $  0.54        $  0.44
 Net realized and unrealized gain (loss) on investments                   1.12         (1.86)         (1.01)         (0.29)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations    $   1.67       $ (1.30)       $ (0.47)       $  0.15
Distributions to shareowners:
 Net investment income                                                   (0.55)        (0.56)         (0.55)         (0.43)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   1.12       $ (1.86)       $ (1.02)       $ (0.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   7.97       $  6.84        $  8.70        $  9.72
=================================================================================================================================

Total return*                                                            25.15%       (14.41)%        (4.95)%         1.45%***
Ratio of net expenses to average net assets+                              0.90%         0.90%          0.90%          0.90%**
Ratio of net investment income to average net assets+                     7.08%         8.32%          5.92%          5.31%**
Portfolio turnover rate                                                     15%           50%            59%           130%***
Net assets, end of period (in thousands)                              $311,324       $38,312        $38,717        $16,637
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.95%         1.28%          1.21%          1.77%**
 Net investment income                                                    7.03%         7.95%          5.61%          4.44%**
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                             0.90%         0.90%          0.90%          0.90%**
 Net investment income                                                    7.08%         8.32%          5.92%          5.31%**
=================================================================================================================================

(a) Class A shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

          Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12    29

--------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended          Year
                                                                                2/29/12        Ended
                                                                                (unaudited)    8/31/11
--------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $   7.58       $   7.96
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $   0.20       $   0.47
 Net realized and unrealized gain (loss) on investments                            (0.27)         (0.39)
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations              $  (0.07)      $   0.08
Distributions to shareowners:
 Net investment income                                                             (0.22)         (0.46)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  (0.29)      $  (0.38)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   7.29       $   7.58
========================================================================================================
Total return*                                                                      (0.95)%         1.19%
Ratio of net expenses to average net assets+                                        1.65%**        1.63%
Ratio of net investment income to average net assets+                               5.52%**        6.24%
Portfolio turnover rate                                                               44%**          65%
Net assets, end of period (in thousands)                                        $236,213       $244,848
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       1.65%**        1.63%
 Net investment income                                                              5.52%**        6.24%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       1.65%**        1.63%
 Net investment income                                                              5.52%**        6.24%
========================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     10/17/06 (a)
                                                                               Year         Year        Year         (Commencement
                                                                               Ended        Ended       Ended        of Operations)
                                                                               8/31/10      8/31/09     8/31/08      to 8/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                           $   6.83     $  8.68     $  9.71      $10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $   0.49     $  0.50     $  0.46      $ 0.36
 Net realized and unrealized gain (loss) on investments                            1.12       (1.85)      (1.03)      (0.30)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations             $   1.61     $ (1.35)    $ (0.57)     $ 0.06
Distributions to shareowners:
 Net investment income                                                            (0.48)      (0.50)      (0.46)      (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $   1.13     $ (1.85)    $ (1.03)     $(0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $   7.96     $  6.83     $  8.68      $ 9.71
====================================================================================================================================
Total return*                                                                     24.11%     (15.17)%     (5.94)%      0.56%***
Ratio of net expenses to average net assets+                                       1.69%       1.80%       1.80%       1.80%**
Ratio of net investment income to average net assets+                              6.31%       7.44%       5.11%       4.35%**
Portfolio turnover rate                                                              15%         50%         59%        130%***
Net assets, end of period (in thousands)                                       $184,068     $22,319     $20,915      $6,445
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.69%       1.98%       1.95%       2.72%**
 Net investment income                                                             6.31%       7.26%       4.96%       3.43%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      1.69%       1.80%       1.80%       1.80%**
 Net investment income                                                             6.31%       7.44%       5.11%       4.35%**
====================================================================================================================================

(a) Class C shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

---------------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended           Year         Year
                                                                                2/29/12         Ended        Ended
                                                                                (unaudited)     8/31/11      8/31/10
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $   7.49        $   7.88     $  6.80
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $   0.24        $   0.53     $  0.57
 Net realized and unrealized gain (loss) on investments                            (0.28)          (0.39)       1.08
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations              $  (0.04)       $   0.14     $  1.65
Distributions to shareowners:
 Net investment income                                                             (0.25)          (0.53)      (0.56)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  (0.29)       $  (0.39)    $  1.09
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   7.20        $   7.49     $  7.88
=====================================================================================================================
Total return*                                                                      (0.50)%          2.02%      24.73%
Ratio of net expenses to average net assets+                                        0.67%**         0.67%       0.67%
Ratio of net investment income to average net assets+                               6.49%**         7.21%       7.32%
Portfolio turnover rate                                                               44%**           65%         15%
Net assets, end of period (in thousands)                                        $144,371        $198,089     $77,757
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       0.67%**         0.67%       0.67%
 Net investment income                                                              6.49%**         7.21%       7.32%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       0.67%**         0.67%       0.67%
 Net investment income                                                              6.49%**         7.21%       7.32%
=====================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         10/17/06 (a)
                                                                               Year          Year        (Commencement
                                                                               Ended         Ended       of Operations)
                                                                               8/31/09       8/31/08     to 8/31/07
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                           $  8.63       $ 9.69      $10.00
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.55       $ 0.53      $ 0.42
 Net realized and unrealized gain (loss) on investments                          (1.83)       (1.05)      (0.30)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations             $ (1.28)      $(0.52)     $ 0.12
Distributions to shareowners:
 Net investment income                                                           (0.55)       (0.54)      (0.43)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (1.83)      $(1.06)     $(0.31)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  6.80       $ 8.63      $ 9.69
=======================================================================================================================
Total return*                                                                   (14.30)%      (5.45)%      1.12%***
Ratio of net expenses to average net assets+                                      0.99%        1.00%       1.23%**
Ratio of net investment income to average net assets+                             8.23%        5.80%       4.70%**
Portfolio turnover rate                                                             50%          59%        130%***
Net assets, end of period (in thousands)                                       $ 2,317       $1,142      $1,080
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.04%        1.00%       2.11%**
 Net investment income                                                            8.18%        5.80%       3.82%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     0.99%        0.99%       1.23%**
 Net investment income                                                            8.23%        5.81%       4.70%**
=======================================================================================================================

(a) Class Y shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
*** Not annualized.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

          Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12    31

Notes to Financial Statements | 2/29/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The Fund commenced operations on October 17, 2006. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed


32     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12
   income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At February 29, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, exempt interest income, and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions,


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     33
   or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended August 31, 2011 was as follows:

   ------------------------------------------------------------------------
                                                                       2011
   ------------------------------------------------------------------------
   Distributions paid from:
   Tax-exempt income                                            $44,987,348
   Ordinary income                                                  482,172
   ------------------------------------------------------------------------
      Total                                                     $45,469,520
   ========================================================================

   The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2011:

   ------------------------------------------------------------------------
                                                                      2011
   ------------------------------------------------------------------------
   Distributable earnings:
   Undistributed tax-exempt income                            $     714,703
   Capital loss carryforward                                     (8,649,148)
   Post-October loss deferred                                   (13,467,896)
   Dividend payable                                              (1,391,335)
   Net unrealized gain                                            4,457,447)
   ------------------------------------------------------------------------
      Total                                                   $ (18,336,229)
   ========================================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and tax-basis adjustments on partnerships.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $125,988 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2012.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of


34     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12
   shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion. For the six months ended February 29, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. These expense limitations are in effect through January 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,254 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2012.


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     35

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications
--------------------------------------------------------------------------------
 Class A                                                              $ 93,595
 Class C                                                                80,866
 Class Y                                                                90,502
--------------------------------------------------------------------------------
    Total                                                             $264,963
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $97,433 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 29, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,746 in distribution fees payable to PFD at February 29, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2012, CDSCs in the amount of $102,434 were paid to PFD.


36     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 29, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the six months ended February 29, 2012, the average daily amount of borrowings outstanding during the period was $1,450,549. The related weighted average annualized interest rate for the period was 1.52%, and the total interest expense on such borrowings was $13,372. As of February 29, 2012, there were no borrowings outstanding.


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     37

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given


38     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12
by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2011, and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month yield of the Fund's benchmark index. The Trustees discussed the recent improvement in the Fund's performance. They indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period.


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     39

The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that


40     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12
may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     41

Trustees, Officers and Service Providers

Trustees                                   Officers
John F. Cogan, Jr., Chairman               John F. Cogan, Jr., President
David R. Bock                              Daniel K. Kingsbury, Executive
Mary K. Bush                                 Vice President
Benjamin M. Friedman                       Mark E. Bradley, Treasurer
Margaret B.W. Graham                       Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


42     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

                           This page for your notes.

         Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12     43

                           This page for your notes.

44     Pioneer High Income Municipal Fund | Semiannual Report | 2/29/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date April 27, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date April 27, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 27, 2012

* Print the name and title of each signing officer under his or her signature.